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                                                                  EXECUTION COPY
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                        STRUCTURED MORTGAGE TRUST 1997-1
                                     Issuer




                                       AND

                      STATE STREET BANK AND TRUST COMPANY,
                                     Trustee




                       -----------------------------------




                                    INDENTURE

                           Dated as of March 27, 1997

                       -----------------------------------




                              COLLATERALIZED NOTES
                                  $199,893,850








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



                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----

PRELIMINARY STATEMENT..........................................................1
GRANTING CLAUSES...............................................................1

ARTICLE ONE DEFINITIONS........................................................2

Section 1.01 Definitions.......................................................2

ARTICLE TWO NOTE FORM.........................................................15

Section 2.01 Designation; Form of Notes.......................................15

ARTICLE THREE THE NOTES.......................................................15

Section 3.01 The Depository; Initial Class Principal Balances and
 Interest Rates...............................................................15
Section 3.02 Denominations....................................................17
Section 3.03 Execution, Authentication and Delivery...........................17
Section 3.04 Temporary Notes..................................................18
Section 3.05 Registrations of Transfer and Exchange, Restrictions on
 Transfer.....................................................................18
Section 3.06 Mutilated, Destroyed, Lost or Stolen Notes.......................21
Section 3.07 Payment of Principal and Interest; Rights Preserved..............22
Section 3.08 Persons Deemed Owners............................................23
Section 3.09 Cancellation.....................................................23
Section 3.10 Additional Notes.................................................24

ARTICLE FOUR AUTHENTICATION AND DELIVERY OF NOTES.............................24

Section 4.01 Security for Notes...............................................24
Section 4.02 Trustee Receipt..................................................26
Section 4.03 Exercise of Rights as Registered Holder of Pooled
 Certificates.................................................................26
Section 4.04 Benefit Plan Investor Representations............................26

ARTICLE FIVE SATISFACTION AND DISCHARGE.......................................26

Section 5.01 Satisfaction and Discharge of Indenture..........................27
Section 5.02 Supplication of Trust Money......................................28
Section 5.03 Release of Collateral............................................28

ARTICLE SIX REMEDIES..........................................................28

Section 6.01 Events of Default................................................28
Section 6.02 Acceleration of Maturity; Rescission and Annulment...............29
Section 6.03 Collection of Indebtedness and Suits for Enforcement by
 Trustee......................................................................30
Section 6.04 Remedies    .....................................................31
Section 6.05 Optional Preservation of Trust Estate............................31
Section 6.06 Trustee May File Proofs of Claim.................................32
Section 6.07 Trustee May Enforce Claims Without Possession of Notes...........33
Section 6.08 Application of Money Collected...................................33
Section 6.09 Limitation on Suits..............................................34


                                      (i)

Section 6.10 Unconditional Rights of Noteholders to Receive Payments..........35
Section 6.11 Restoration of Rights and Remedies...............................35
Section 6.12 Rights and Remedies Cumulative...................................35
Section 6.13 Delay or Omission Not Waiver.....................................35
Section 6.14 Control by Noteholders...........................................35
Section 6.15 Waiver of Past Defaults..........................................36
Section 6.16 Undertaking for Costs............................................36
Section 6.17 Waiver of Stay or Extension Laws; Non-Petition...................36
Section 6.18 Sale of Trust Estate.............................................37
Section 6.19 Action on Notes..................................................37
Section 6.20 Recourse    .....................................................38

ARTICLE SEVEN THE TRUSTEE.....................................................38

Section 7.01 Certain Duties and Responsibilities..............................38
Section 7.02 Notice of Default................................................39
Section 7.03 Certain Rights of Trustee........................................39
Section 7.04 Not Responsible for Recitals or Issuance of Notes................41
Section 7.05 May Hold Notes...................................................41
Section 7.06 Money Held in Trust..............................................41
Section 7.07 Compensation and Reimbursement...................................41
Section 7.08 Resignation and Removal; Appointment of Successor................42
Section 7.09 Acceptance of Appointment by Successor...........................43
Section 7.10 Merger, Conversion, Consolidation or Succession to
 Business of Trustee..........................................................43
Section 7.11 Corporate Trustee Required, (Trustee) Eligibility................43
Section 7.12 Preferential Collection of Claims Against Issuer.................44
Section 7.13 Co-Trustees and Separate Trustees................................44
Section 7.14 Paying Agents....................................................44

ARTICLE: EIGHT NOTEHOLDERS' LIST..............................................45

Section 8.01 Issuer to Furnish Trustee Names and Addresses of
Noteholders...................................................................45
Section 8.02 Preservation of Information; Communications to
 Noteholders..................................................................45
Section 8.03 Reports by Tax Administrator.....................................45

ARTICLE NINE COVENANTS OF ISSUER..............................................46

Section 9.01 Maintenance of Office or Agency..................................46
Section 9.02 Money for Note Payments to Be Held in Trust......................46
Section 9.03 Existence   .....................................................47
Section 9.04 Protection of Trust Estate.......................................48
Section 9.05 Negative Covenants...............................................49
Section 9.06 Issuer May Consolidate, Etc., Only on Certain
 Terms; Sale of Collateral Subject to Notes...................................49
Section 9.07 Successor Substituted............................................50
Section 9.08 No Other Business................................................50
Section 9.09 Limitation on Borrowing..........................................50
Section 9.10 AIC/SPE Transfer Agreement.......................................51

ARTICLE TEN REDEMPTION OF NOTES...............................................51

Section 10.01 Redemption at the Option of the Issuer; Election to Redeem......51
Section 10.02 Notice to Trustee...............................................52
Section 10.03 Notice of Redemption by the Issuer..............................52
Section 10.04 Deposit of Redemption Price.....................................52


                                      (ii)

Section 10.05 Notes Payable on Redemption Date................................53
Section 10.06 Retention of Notes by Issuer....................................53

ARTICLE ELEVEN ACCOUNTS, ACCOUNTINGS AND RELEASES.............................53

Section 11.01 Collection of Money.............................................53
Section 11.02 Payment Account.................................................54
Section 11.03 Reports by Trustee..............................................54
Section 11.04 Note Remittance Reports and Related Matters.....................54
Section 11.05 Trust Estate....................................................57

ARTICLE TWELVE APPLICATION OF MONIES..........................................57

Section 12.01 Disbursements of Monies from Payment Account....................57
Section 12.02 Limited Release of Collateral...................................59
Section 12.03 Trust Account...................................................59

ARTICLE THIRTEEN AMENDMENTS; SUPPLEMENTAL INDENTURES..........................59

Section 13.01 Supplemental Indentures Without Consent of Noteholders..........59
Section 13.02 Supplemental lndentures With Consent of Noteholders.............61
Section 13.03 Execution of Supplemental Indentures............................62
Section 13.04 Effect of Supplemental Indenture................................62
Section 13.05 Reference in Notes to Supplemental Indentures...................62

ARTICLE FOURTEEN MISCELLANEOUS................................................63

Section 14.01 Compliance Certificates and Opinions............................63
Section 14.02 Form of Documents Delivered to Trustee..........................63
Section 14.03 Acts of Noteholders.............................................64
Section 14.04 Notices, Etc., to Trustee and Issuer............................64
Section 14.05 Notices to Noteholders; Waiver..................................65
Section 14.06 Effect of Headings and Table of Contents........................65
Section 14.07 Successors and Assigns..........................................65
Section 14.08 Separability....................................................65
Section 14.09 Benefits of Indenture...........................................65
Section 14.10 Legal Holidays..................................................66
Section 14.11 Governing Law...................................................66
Section 14.12 Counterparts....................................................66
Section 14.13 Corporate Obligation............................................66
Section 14.14 Loss Mitigation Advisor.........................................66
Section 14.15 Special Servicing Agreements....................................67
Section 14.16 Equity Interests................................................67
Section 14.17 Limitation of Liability.........................................68


                                      (iii)

EXHIBIT A-1              FORM OF CLASS A NOTE
EXHIBIT A-2              FORM OF CLASS B NOTE
EXHIBIT A-3              FORM OF CLASS C NOTE
EXHIBIT A-4              FORM OF CLASS D NOTE
EXHIBIT B-1              FORM OF INVESTMENT LETTER

EXHIBIT B-2              FORM OF RULE 144A AND RELATED MATTERS CERTIFICATE

SCHEDULE 1               THE POOLED CERTIFICATES
SCHEDULE 2               LIST OF OTHER ASSETS
SCHEDULE 3               SPECIAL SERVICING AGREEMENTS



                                      (iv)

         This INDENTURE, dated as of March 27, 1997, is hereby executed by and between Structured Mortgage Trust 1997-1, a Delaware business trust acting through Wilmington Trust Company, as Owner Trustee and not in its individual capacity (the "Issuer"), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee (the "Trustee").



                              PRELIMINARY STATEMENT


         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of its Collateralized Notes, (the "Notes"), issuable in four Classes (each a "Class"), as provided in this Indenture. The Issuer has duly authorized the creation of the Notes with an aggregate principal amount of $199,893,850. All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders and the Trustee. The Issuer is entering into this Indenture, and the Trustee is accepting the trust created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.



                                GRANTING CLAUSES


         (a) To secure the payment of the principal and interest of each Class of Notes in accordance with their respective terms, all of the sums payable under this Indenture with respect to the Notes and the performance of the covenants with respect to the Notes contained in this Indenture, the Issuer hereby Grants to the Trustee, in trust and as collateral security as provided in this Indenture, for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from (i) the Pooled Certificates listed in Schedule 1 to this Indenture (the "Pooled Certificates") that the Issuer is causing to be delivered to the Trustee herewith, together with all interest and principal payments due and received on the Pooled Certificates after March 24, 1997 (except March 17, 1997 with respect to the PHH Pooled Certificates); (ii) the AIC/SPE Transfer Agreement, except that the Issuer shall both pledge and retain its rights under Section 10 and
Section 11 of the AIC/SPE Transfer Agreement; (iii) the Other Assets; (iv) the Payment Account, whether in the form of cash, instruments, securities or other properties, including the deposits made therein pursuant to Section 4.01(c); and
(v) the proceeds of all the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing) (items (i) through (v) collectively being referred to herein as the "Trust Estate") to secure each Class of Notes.

         (b) The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein or therein required in accordance with Article Seven hereof to the end that the interests of the Noteholders may be adequately and effectively protected.

                                   ARTICLE ONE


                                   DEFINITIONS


Section 1.01          Definitions.

         Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine or feminine forms of such terms. Whenever reference is made to a Default or an Event of Default necessitating or involving action by the Trustee, such reference shall be construed to refer only to a Default or an Event of Default of which the Trustee has notice or knowledge pursuant to Section 7.01.

         "Affiliate" of any specified Person: Any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "AIC": Asset Investors Corporation, a Maryland corporation.

         "AIC/SPE  Transfer   Agreement":   The  Pooled   Certificate   Transfer
Agreement, dated March 26, 1997, between AIC and the SPE, under which AIC contributed the Pooled Certificates to the SPE.

         "Aggregate Collateral Report": The report required to be prepared and distributed by the Trustee with respect to each Payment Date in accordance with
Section 11.04(c).

         "Available Funds": With respect to any Payment Date, (a) in respect of the Pooled Certificates which have a scheduled Certificate Distribution Date on or prior to the most recently preceding 25th day of a month (or, with respect to Pooled Certificate distributions due on the 25th day of each month, if such 25th day is not a Business Day, the next succeeding Business Day), all amounts actually received by the Trustee by 5:00 p.m. on the Business Day following such 25th day (or such succeeding Business Day) and (b) in respect of the Pooled Certificates which have a scheduled Certificate Distribution Date subsequent to the 25th day of a month, all amounts actually received by the Trustee by noon on the third Business Day following the 25th calendar day of the month if such 25th calendar day is a Business Day or if such day is not a Business Day, the next succeeding Business Day, net of investment earnings thereon payable to the Trustee pursuant to Section 11.02(b); provided that any such amounts shall be included in Available Funds for a Payment Date only if the Trustee also receives the related Certificate Remittance Report for the related Certificate Distribution Date by such applicable time.

         "Bear Stearns": Bear, Stearns & Co. Inc., a Delaware corporation.

         "Business Day": Any day that is not a Saturday, Sunday, holiday, or other day on which commercial banking institutions in New York, New York or Boston, Massachusetts are authorized or obligated by law or executive order to be closed.

         "Certificate   Distribution   Date":   With   respect   to  any  Pooled
Certificate, a date on which a distribution is made pursuant to the related Underlying Agreement.

         "Certificate   Principal   Balance":   With   respect   to  any  Pooled
Certificate, the Outstanding principal balance thereof.

         "Certificate of Deposit": A certificate of deposit satisfying the definition of an Eligible Investment.

         "Certificate Remittance Reports": The reports received periodically by the Trustee, as the holder of each Pooled Certificate, containing information on each Pooled Certificate and related Underlying Series.

         "Class": The reference to any Class of Notes or, collectively, to one or more Classes of Notes.

         "Class A Notes": The Class A Notes, in the initial aggregate principal amount of $8,844,850 being issued hereunder.

         "Class B Notes": The Class B Notes, in the initial aggregate principal amount of $13,267,250 being issued hereunder.

         "Class C Notes": The Class C Notes, in the initial aggregate principal amount of $28,745,750 being issued hereunder.

         "Class D Notes": The Class D Notes, in the initial aggregate principal amount of $149,036,000 being issued hereunder.

         "Class Principal Balance": As of any date of determination, and with respect to any Class of Notes, the aggregate outstanding principal balance of all Notes of that Class as of such date.

         "Code": The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Collateral": The Trust Estate.

         "Collateral Proceeds": With respect to any Pooled Certificates and the Other Assets, all amounts paid to the holder of such Pooled Certificates and the Other Assets in accordance with the terms of such Pooled Certificates and the Other Assets.

         "Corporate Trust Office": The principal corporate trust office of the Trustee presently located at Two International Place, Boston, Massachusetts

02110, Attention: Corporate Trust Department, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer or the principal corporate trust office of any successor Trustee.

         "Current Percentage": The percent that the Note Principal Balance of each Class of Notes or the Imputed Principal of the Equity Interest represents of the sum of the Note Principal Balance of all the Notes and the Imputed Principal Balance of the Equity Interest.

         "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default or, when used in association with obligations created by any agreement other than this Indenture, the meaning specified in such agreement.

         "Definitive Notes": The meaning specified in Subsection 3.01(b) hereof.

         "Delivery Date": March 27, 1997.

         "Depositor": AIC, as depositor under the Trust Agreement.

         "Depository": The Depository Trust Company, the nominee of which is Cede & Co., or any successor thereto.

         "Depository Agreement": The meaning specified in Subsection 3.01(a) hereof.

         "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

         "DTC Custodian": State Street Bank and Trust Company, or its successors in interest.

         "DTC Certificates": The Pooled Certificates identified as Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through Certificates, Series 1994-H, Class B-6 (except for $68.00 thereof) which are held in book-entry form through the facilities of The Depository Trust Corporation.

         "Eligible Investments": Any one or more of the following obligations or securities:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, FHLMC, FNMA or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates;

         (ii) (a) demand and time deposits in, certificates of deposit of, or bankers" acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America (including the Trustee) or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and the long-term debt obligations of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment have a credit rating in the highest applicable category from the Rating Agency in the case of commercial paper and in one of the two highest applicable categories from the Rating Agency in the case of long-term debt obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

         (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above (and having the ratings from the Rating Agency required in clause (ii)(a) above), the repurchaser of which also has the ratings from the Rating Agency described in clause (ii)(a) above;

         (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating in the highest short-term or one of the two highest long-term categories from the Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 10% of the aggregate outstanding principal balances of all the Pooled Certificates and Eligible Investments held as part of the Trust Estate; provided, further, that in no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) a right to receive both principal and interest payments derived from obligations underlying such instrument if the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations;

         (v) commercial paper having a rating in the highest applicable category from the Rating Agency at the time of such investment;

         (vi) a guaranteed investment contract issued by any insurance company or other corporation or entity with a short-term debt rating in the highest category by the Rating Agency and a long-term debt rating in one of the two highest applicable categories by the Rating Agency; and

         (vii) any other demand, money market or time deposit or obligation, interest-bearing or other security or investment that would not affect the then current rating of the Notes by the Rating Agency;

provided, however, that Eligible Investments shall include only obligations or securities that mature on or before the Business Day immediately preceding the next Payment Date (or, in the case of an investment that is an obligation of the institution in which the account is maintained, no later than such Payment
Date). In addition, no Eligible Investment that incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Payment Date.

         "Equity Interest": The interest retained by the Issuer in the overcollateralization resulting from any excess of the aggregate Certificate Principal Balance of all of the Pooled Certificates over the aggregate Note Principal Balance of all of the Notes.

         "Event of Default": The meaning provided in Section 6.01.

         "Federal Bankruptcy Code": Title 11 of the United States Code, as amended.

         "FHLMC": The Federal Home Loan Mortgage Corporation or any successor thereof.

         "Final Payment Date": The Payment Date following the first to occur of the Sale of the Pooled Certificates in accordance with Section 6.18 hereof or the final payment on each Pooled Certificate included in the Trust Estate.

         "FNMA": The Federal National Mortgage Association or any successor thereof.

         "Global Note": Any Note registered in the name of the Depository or its nominee, beneficial interests in which are reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

         "Grant": To pledge, create and grant a security interest in and right of set-off against. A Grant of any instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect thereof and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Imputed Principal Balance": With respect to the Equity Interest at any time, an amount equal to the Original Imputed Principal Balance reduced by all Imputed Principal Payments (whether paid to the Issuer in respect of the Equity Interest or used to make interest payments on the Notes pursuant to the subordination provisions contained herein) and Realized Losses theretofore allocated to the Equity Interest.

         "Imputed Principal Payments": All payments made on the Equity Interest in accordance with Section 12.01 hereof from distributions of principal received on the Pooled Certificates.

         "Indenture": This instrument as supplemented or amended. All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Independent": When used with respect to any specified Person means another Person who (1) is in fact independent of the Issuer and any other obligor upon the Notes and of any Affiliate of the Issuer or such other obligor,
(2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in any Affiliate of the Issuer or such other obligor, and (3) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

         "Individual Note": Any Note registered in the name of a Holder other than the Depository or its nominee.

         "Institutional   Accredited   Investor":   Any   Person   meeting   the
requirements of Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

         "Investment Letter": The letter to be furnished by each Institutional Accredited Investor which purchases any Class of Notes, substantially in the form set forth as Exhibit B-1 hereto.

         "Issuer": Structured Mortgage Trust 1997-1, a limited purpose Delaware business trust established by the Trust Agreement for the purpose of issuing the Notes.

         "Issuer Officer": Any Officer of the Owner Trustee authorized to sign on behalf of the Issuer.

         "Issuer Order" and "Issuer Request": A written order or request signed in the name of the Issuer by the Owner Trustee and delivered to the Trustee.

         "Lost Certificates": The Pooled Certificates identified as Housing Securities, Inc., Mortgage Pass-Through Certificates, Series 1994-1, Class A-B-3 and PNC Mortgage Securities Corp., Mortgage Pass-Through Certificates Series 1994-1, Class B-6 and a portion of Paine Webber Mortgage Acceptance Corporation IV, Mortgage Pass-Through Certificates Series 1993-6, Class B-3, with an aggregate unpaid principal balance of $1,209,781 as of March 24, 1997.

         "Loss Mitigation Advisor": AIC, and its permitted successors as provided herein.

         "Loss Mitigation Advisor's Fee": The monthly fee due the Loss Mitigation Advisor to be paid from interest paid on the Pooled Certificates, at a rate of 0.30% per annum calculated on the same aggregate Certificate Principal Balance of the Pooled Certificates on which interest is paid; provided that if AIC no longer acts as the Loss Mitigation Advisor and if Special Servicing Agreements terminate as a result thereof, the Loss Mitigation Advisor's Fee shall be reduced in proportion to the reduction of the Aggregate Certificate
Principal Balance of Pooled Certificates that remain subject to Special Servicing Agreements.

         "Maturity": With respect to a Class of Notes, the date on which the unpaid principal of such Class of Notes becomes due and payable as herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Date": With respect to the Pooled Certificates, the date on which the last payment of principal of such Pooled Certificates shall be due and payable. In determining the Maturity Date of such Pooled Certificates, all pre-payments received prior to the date of determination shall be taken into account.

         "Net Certificate Rate": With respect to a Pooled Certificate and a Certificate Distribution Date, the effective per annum rate of interest with respect to the Certificate Principal Balance of such Pooled Certificate immediately prior to such Certificate Distribution Date actually paid and received by the Trustee as reported in the related Certificate Remittance Report received by the Trustee, (or if not so reported, calculated by dividing the amount of such interest actually received by the Certificate Principal Balance of such Pooled Certificate immediately prior to such Certificate Distribution Date, as reported in the related Certificate Remittance Report), i.e., which takes account of reductions from such Pooled Certificate's then Pass-Through Rate for any nonreimbursed interest shortfalls and interest losses allocated to such Pooled Certificate and any increases in respect of reimbursement of past interest shortfalls when allocated to such Pooled Certificates in the related Certificate Remittance Report as interest, in each case with respect to such Certificate Distribution Date and expressed as a per annum rate.

         "Note Interest Rate": The annual rate at which interest accrues on the Notes of a Class, determined as specified in Section 3.01(c).

         "Note Owner": Any person who is the beneficial owner of a Note registered in the name of the Depository or its nominee.

         "Note Principal Balance": As of any date of determination, (i) in the aggregate the outstanding principal balance of all Classes of Notes, which shall equal the original principal balance of all of the Notes reduced by all distributions thereon and losses allocated thereto in reduction of their principal balance on or prior to such date or (ii) with respect to each Class of Notes or a Note of a Class the outstanding principal balance of all Notes of that Class or of such Note, which shall equal the original principal balance of such Class of Notes or of such Note on or prior to such date reduced by all distributions thereon and losses allocated thereto in reduction of the principal balance of such Class or of such Note on or prior to such date.

         "Note Register" and "Note Registrar": The respective meanings specified in Section 3.05.

         "Note Remittance Report": The report provided by the Trustee to the Noteholders and the Issuer pursuant to Section 11.04(a).

         "Noteholders" or "Holder": With respect to any Note, the Person in whose name such Note is registered in the Note Register.

         "Notes": Any collateralized notes of any Class authorized by, and authenticated and delivered under, this Indenture.

         "Officer": With respect to any corporation, the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant

Secretary or the Treasurer of such corporation; with respect to any partnership, any individual general partner thereof or any corporate Officer of a corporate general partner thereof; with respect to any bank or trust company acting as trustee of an express trust or as custodian, any trust officer or authorized officer thereof.

         "Officer's Certificate": For any Person, a certificate delivered to the Trustee that has been signed on behalf of that Person by an individual who is identified in that certificate as being an Officer of that Person or any other individual authorized to execute the certificate.

         "Opinion of Counsel": A written opinion of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia or a law firm that may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such opinion may rely on opinions of other counsel who are so admitted. Notwithstanding the foregoing, an Opinion of Counsel may be rendered as to matters of Delaware corporate or partnership law by an attorney or law firm not admitted to practice in Delaware.

         "Original Imputed Principal Balance": $21,227,103.30.

         "Original Percentage": The percent that the Note Principal Balance of each Class of Notes and the Imputed Principal Balance of the Equity Interest represents of the sum of the initial Note Principal Balance of all the Notes and the Imputed Principal Balance of the Equity Interest, specifically:



            Class A                          4.0000053672%
            Class B                          5.9999967448%
            Class C                         13.0000117904%
            Class D                         67.4002159342%
            Equity Interest                  9.5997701634%

         If as a result of the allocation of Realized Losses to the Equity Interest, the Imputed Principal Balance of the Equity Interest is reduced to zero while any Class of Notes is still outstanding (or thereafter the Note Principal Balance of one or more Classes of Notes has been reduced to zero in accordance with the terms of Section 12.01(a) while at least one other Class of Notes remains outstanding), the Original Percentages of each remaining Class of Notes will be recalculated based on the percentage that the initial Note Principal Balance of each Class of Notes then Outstanding constitutes of the sum of such aggregate initial Note Principal Balances.

         "Other Assets" The list of contracts and contract rights relating to the Pooled Certificates being transferred to the Issuer pursuant to the Trust Agreement and set forth on Schedule 2 attached hereto and made a part hereof.

         "Outstanding":

         (1) With respect to the Notes or the Notes of any Class, as of any date of determination, "Outstanding" refers to all Notes or all Notes of such Class theretofore authenticated and delivered under this Indenture except:

                  (i) Notes or Notes of such Class theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or Notes of such Class for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer for the Holders of such Notes; provided, however, that, if such Notes or Notes of such Class are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Notes or Notes of such Class in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a holder in due course; and

                  (iv) Notes or Notes of such Class alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 3.06;

provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding Notes or the Outstanding Notes of any Class have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such other obligor.

         (2)  With  respect  to  the  Pooled   Certificates   as  of  any  date,
"Outstanding" refers to the Pooled Certificates with a remaining principal balance.

         "Owner Trustee": The Person acting as Owner Trustee in the Trust Agreement , initially Wilmington Trust Company, as owner trustee and not in its individual capacity.

         "Owner Trustee's Fee": The monthly fee owed to the Owner Trustee in the amount of $333.33 for services rendered as the owner trustee under the Trust Agreement.

         "Pass-through Rate": With respect to any Pooled Certificate and at any date of determination, the stated per annum rate of interest accruing on the Certificate Principal Balance of such Pooled Certificate on such date.

         "Paying Agent": Any Person authorized by the Issuer to pay the principal of any Notes on behalf of the Issuer, which shall initially be the Trustee unless and until the Issuer appoints another Person as Paying Agent.

         "Payment   Account":   A  segregated  trust  account   established  and
maintained by the Trustee pursuant to Section 11.02 hereof, which shall be designated "SMT 1997-1."

         "Payment Date": April 1, 1997 and thereafter the fourth Business Day following the 25th day of each month (or, if such 25th day is not a Business Day, the next succeeding Business Day (each such fourth Business Day, a "Payment Date") commencing in April 1997. For accounting and Record Date purposes only, the Payment Date for a month (other than with respect to the April 1, 1997 Payment Date) will be deemed to occur on the 29th day of the month (the 28th day in February, except in a leap year) without regard to whether such day is a Business Day.

         "Percentage Cash Flow Payments": The monthly payments derived from interest on the Pooled Certificates paid to the Equity Interest based upon its Imputed Principal Balance, and which, subject to certain subordination obligations,  as provided in  Sections  3.01 and 12.01,  is equal in rate to the
Note Interest Rate paid on the Notes.

         "Percentage Cash Flow Rate": Subject to the provisions of Section 12.01(a)(ii), the annual rate at which cash flow is payable on the Imputed Principal Balance of the Equity Interest which shall be equal to the Note Interest Rate.

         "Percentage Interest": (i) With respect to a Note of a specific Class, the portion that such Note represents of all Notes of the same Class, expressed as a percentage, the numerator of which is the denomination represented by such Note, and the denominator of which is the initial Note Principal Balance of Notes of that Class; and (ii) with respect to all of the Notes, the portion that such Note represents of all Notes, expressed as a percentage, the numerator of which is the denomination represented by such Note, and the denominator of which is the aggregate initial Note Principal Balance of all of the Notes.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "PHH Pooled Certificates": The five Pooled Certificates issued by PHH Mortgage Services Corporation.

         "Pooled Certificate": Each of the mortgage-backed securities pledged to the Trustee hereunder (including all entitlements to payment thereon and renewals, extensions, substitutions and replacements thereof) all of which are listed on Schedule 1 attached hereto.

         "Pooled Certificate Credit Support": With respect to any Underlying Series, the credit support, if any, provided to the Pooled Certificates included in such Underlying Series (which may take the form of overcollateralization of one or more classes of securities of the same Underlying Series that are subordinated to such Pooled Certificates, or of a reserve fund, insurance policy or other form of non-structural credit enhancement), including, with respect to any Pooled Certificate backed by mortgage-backed securities rather than directly by Mortgage Loans, any credit support provided to such Pooled Certificates in connection with any series of mortgage-backed securities underlying the related Underlying Series.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "PSA": A prepayment assumption made using an assumed rate of prepayment in each month relative to the then outstanding principal balance of a pool of mortgage loans. 200% PSA assumes prepayment of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans at an annual rate of 0.4 % and an additional 0.4 % in each month thereafter until the thirtieth month and in each month thereafter during the life of the mortgage loans, 200% PSA assumes an annual constant prepayment rate of 12% in each month.

         "Purchase Price": With respect to a Pooled Certificate purchased from the Trust Estate by AIC pursuant to the AIC/SPE Transfer Agreement, the price at which AIC is required to repurchase such Pooled Certificate from the Issuer, which shall be an amount equal to the Certificate Principal Balance of the Pooled Certificate to be repurchased multiplied by the sum of the Current Percentages for the Class A Notes, Class B Notes, and Class C Notes and one-half of the Current Percentage for the Class D Notes, plus accrued and unpaid interest on the Pooled Certificate through the end of the month of purchase.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause (a)(l) of Rule 144A.

         "Rating Agency": Moody's Investors Service, Inc., any successors thereto, or any other nationally recognized statistical rating organization requested by the Issuer to rate any Class of the Notes.

         "Realized Loss": The amount of any loss incurred on any Mortgage Loan upon the liquidation thereof, as specified in the related Certificate Remittance Report which shall generally equal the unpaid principal balance of the Mortgage Loan at the time of the liquidation thereof, plus accrued and unpaid interest thereon, plus any amounts reimbursable to the servicer thereof for unreimbursed advances (other than advances of principal and interest), minus liquidation proceeds (net of expenses of liquidation) received with respect to the Mortgage Loan and any other loss allocated to a Pooled Certificate.

         "Record Date": With respect to the first Payment Date, March 31, 1997, and, with respect to each succeeding Payment Date, the last Business Day of the month preceding the month in which such Payment Date is deemed to occur.

         "Records": All of the books, ledgers, documents, communications, writings, schedules, reconciliations, controls, computer data, printouts, programs, tapes and other electronic data processing storage devices, and all other data relating to or maintained in connection with the Collateral.

         "Redemption Date": The date specified for redemption of all Classes of the Notes pursuant to Section 10.01.

         "Redemption Price": An amount equal to 100% of the aggregate Note Principal Balances of all Notes then Outstanding.

         "Redemption Record Date": With respect to any redemption of the Notes, a date fixed pursuant to Section 10.01.

         "Rule 144A Certificate": The certificate to be furnished by each purchaser of Notes which is a Qualified Institutional Buyer as defined under Rule 144A promulgated under the Securities Act, substantially in the form set forth as Exhibit B-2 hereto as the Rule 144A and Related Matters Certificate.

         "Rule 144A": Rule 144A promulgated under the Securities Act.

         "Sale": The meaning contemplated in Section 6.18.

         "Schedule of Pooled Certificates": The list of the Pooled Certificates securing the Notes attached as Schedule 1 hereto.

         "Securities Act": The Securities Act of 1933, as amended.

         "Securities Legend": "THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A "QIB"), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (3) IN CERTIFICATED FORM TO AN "INSTITUTIONAL ACCREDITED INVESTOR" WITHIN THE MEANING THEREOF IN RULE 501(a)(1), (2), (3) or (7) OF REGULATION D UNDER THE SECURITIES ACT PURCHASING NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, SUBJECT TO (A) THE RECEIPT BY THE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE

INDENTURE AND (B) THE RECEIPT BY THE TRUSTEE OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE TRUSTEE THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION."

         "SPE": Asset Investors Secured Financing Corporation, a Delaware limited purpose corporation, which will hold all of the trust certificates in the Issuer and consequently the equity interest therein.

         "Special Servicing Agreements": Those Agreements relating to certain Pooled Certificates among AIC, the related servicers or master servicers and the related trustee which give AIC certain rights with respect to delinquent Mortgage Loans, as enumerated on Schedule 3 hereto.

         "Stated Maturity": The Payment Date occurring in April 2027, which is the date specified in the Notes as the fixed date on which the final installment of the principal of the Notes is due and payable.

         "Tax Administrator": As defined in Section 8.03(b).

         "Transfer":   Any   direct  or   indirect   transfer,   sale,   pledge,
hypothecation or other form of assignment of any ownership interest, record or beneficial, in any Note.

         "Trust Agreement" The Trust Agreement, dated as of March 26, 1997, among the Depositor, the SPE and the Owner Trustee pursuant to which the Issuer was established.

         "Trust Estate": The meaning specified in the granting clauses hereof. "Trustee": State Street Bank and Trust Company, a Massachusetts trust company, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

         "Trustee's Fee": A monthly fee equal to the product of 1/12th times 0.175% of the sum of the aggregate Note Principal Balances of the Notes plus the Imputed Principal Balance of the Equity Interest, due to the Trustee as compensation for its services during the related period.

         "Trustee Officer": With respect to the Trustee, any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer, or other trust officer or assistant trust officer in the corporate trust department of the Trustee and, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Underlying Agreement": The pooling and servicing agreement, trust agreement, indenture or similar agreement, including all related supplements, for an Underlying Series, under which the related Pooled Certificates were issued.

         "Underlying   Certificates":    Mortgage   pass-through   certificates,
collateralized mortgage obligations and other similar securities issued pursuant to Underlying Agreements but not included in the Pooled Certificates.

         "Underlying Series": Any series of securities to which any Pooled Certificate belongs.

         "Vice President": Any vice president, irrespective of whether such title is modified by any other forms preceding or following.

         "Voting Rights": With respect to all provisions of this Indenture requiring the consent, vote, resolution or similar action of the Noteholders, the voting rights represented by each Note entitled to vote, which voting rights shall be the portion of the voting rights of all of the Notes which is allocated to any such Note or if a Class of Notes is entitled to vote separately as a Class, the portion of the voting rights of all of the Notes of such Class which is allocated to any such Note of such Class. Voting Rights shall be allocated to the Notes in proportion to the respective Percentage Interest of the Holders thereof.


                                   ARTICLE TWO


                                    NOTE FORM


Section 2.01          Designation; Form of Notes.

         The Notes of each Class shall be designated generally as the Issuer's Collateralized Notes. The Notes of each Class shall be issued in the form attached hereto as Exhibits A-1 through and including A-4, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted under this Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be deemed necessary or desirable by the Note Registrar.


                                  ARTICLE THREE


                                    THE NOTES


Section 3.01          The  Depository;  Initial  Class  Principal  Balances  and
                      Interest Rates


         (a) The Depository, the Issuer and the Trustee have entered into a Depository Agreement dated as of March 26, 1997 (the "Depository Agreement"). Except for the Individual Notes and as provided in Subsection 3.01(b), the Notes shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Notes may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of such Notes on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository as representative of the Note Owners for purposes of exercising the rights of Noteholders under this Indenture, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Note Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants.

         All transfers by Note Owners of Notes which are represented by Global Notes shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Note Owners. Each Depository Participant shall only transfer Notes of Note Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

         (b) If (i)(A) the Issuer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Issuer is unable to locate a qualified successor within 30 days or (ii) the Issuer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall request that the Depository notify all Note Owners of the occurrence of any such event and of the availability of definitive, fully registered Notes (the "Definitive Notes") to Note Owners requesting the same. Upon surrender to the Trustee of the Notes by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Notes. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

         (c) The aggregate principal amount of the Notes that may be authenticated and delivered hereunder is limited to $199,893,850.00 plus such Notes as may be authenticated and delivered pursuant to the provisions of
Section 3.10 and except for Notes authenticated and delivered upon registration of transfer of or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05 or 3.06 hereof. The Notes issued and delivered on the Delivery Date shall be as follows:

Class of Notes                                  Aggregate Principal Amount
--------------                                  --------------------------
Class A Notes                                         $   8,844,850.00
Class B Notes                                         $  13,267,250.00
Class C Notes                                         $  28,745,750.00
Class D Notes                                         $ 149,036,000.00

         Each Class of Notes will accrue interest on the Notes from the 29th day of each month through the 28th day of the following month. Each class of Notes will be entitled to receive interest on its Note Principal Balance on each monthly Payment Date at a variable interest rate equal to the excess of (i) the weighted average of the Net Certificate Rates of all of the Pooled Certificates with respect to the immediately preceding Certificate Distribution Dates as to which such interest payments are included in Available Funds over (ii) the sum of the Loss Mitigation Advisor's Fee, the Trustee's Fee and the Owner Trustee's Fee due on such date (in each case, expressed as a percentage); provided that if such rate of interest on a given Payment Date would be less than 4% per annum, first the Percentage Cash Flow Payment and then the Imputed Principal Payment in each case due with respect to the Equity Interest on such Payment Date will be subordinated to the extent necessary to provide each Class of the Notes with interest at a rate of 4% per annum on such Payment Date. Interest shall be calculated based upon a 360-day year consisting of 12 30-day months.

         The Notes of each Class that are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Delivery Date shall be dated the Delivery Date. All other Notes that are authenticated after the Delivery Date for any other purpose under this Indenture shall be dated the date of their authentication or as otherwise provided herein.

Section 3.02          Denominations.

        Each Class of Notes will be issued in fully registered form in minimum denominations of $500,000 in the case of Class A Notes and $1,000,000 in the case of all other Classes and in each case $1.00 in excess thereof, except that one Note of each such Class may be issued in a different amount so that the sum of the denominations of all outstanding Notes of such Class shall equal the Class Principal Balance of such Class on the Delivery Date. On the Delivery Date, the Issuer shall execute and the Trustee shall authenticate (i) one Global Note of each Class and/or (ii) one or more Individual Notes all in an aggregate Note Principal Balance that shall equal the Class Principal Balance of such Class on the Delivery Date. The Global Notes shall be delivered by the Issuer to the Depository or pursuant to the Depository's instructions, shall be delivered by the Issuer on behalf of the Depository to and deposited with the DTC Custodian. Individual Notes shall be delivered by the Trustee in accordance with an Issuer Order; the Issuer shall give that Issuer Order in accordance with the instructions of Bear Stearns.

Section 3.03          Execution, Authentication and Delivery.

         The Notes shall be executed on behalf of the Issuer by an authorized Issuer Officer. The signature of any of these Officers on the Notes may be manual, photocopied or facsimile.

         Notes bearing the manual or facsimile signatures of individuals who were at any time the proper Issuer Officers shall bind the Issuer, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes of any Class executed by the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, the such Note has been duly authenticated and delivered hereunder.

Section 3.04          Temporary Notes.

         Pending the preparation of Definitive Notes of any Class, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations as the Officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 9.01, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like original principal amount of definitive Notes of the same Class in the authorized denominations. Until so exchanged the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

Section 3.05          Registrations  of Transfer  and Exchange,  Restrictions on
                      Transfer.

         (a) The Issuer shall cause to be kept a "Note Register" in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes of each Class and the registration of transfers of Notes of each Class. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

         (b) If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Person as Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Officer thereof as to the names and addresses of the Holders of each Class of Notes and the principal amounts and numbers of such Notes.

         (c) Subject to Subsection 3.01(a) and upon the satisfaction of the conditions set forth below, upon surrender for registration of transfer of any Note at any office or agency of the Issuer maintained for such purpose pursuant to Section 9.01, the Issuer shall sign, the Trustee shall authenticate and the Note Registrar shall deliver, in the name of the designated transferee or transferees, a new Note of a like Class and aggregate Note Principal Balance, but bearing a different number.

         (d) By acceptance of an Individual Note, whether upon original issuance or subsequent transfer, each holder of such a Note acknowledges the restrictions on the transfer of such Note set forth in the Securities Legend and agrees that it will transfer such a Note only as provided herein. In addition to the provisions of Subsection 3.05(i), the following restrictions shall apply with respect to the transfer and registration of transfer of an Individual Note to a transferee that takes delivery in the form of an Individual Note:

                (i) The Note Registrar shall register the transfer of an Individual Note if the requested transfer is being made to a transferee who has provided the Note Registrar with a Rule 144A Certificate.

                (ii) The Note Registrar shall register the transfer of any Individual Note if (x) the transferor has advised the Note Registrar in writing that the Note is being transferred to an Institutional Accredited Investor; and (y) prior to the transfer the transferee furnishes to the Note Registrar an Investment Letter, provided that, if the Note Registrar determines (including, but not limited to, based upon an Opinion of Counsel) that the delivery of (x) and (y) above are not sufficient to confirm that the proposed transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable laws, the Note Registrar may as a condition of the registration of any such transfer require the transferor to furnish other certifications, legal opinions or other information reasonably sufficient to provide such confirmation prior to registering the transfer of an Individual Note.

         (e) Subject to Subsection 3.05(i), so long as the Global Note of a Class remains outstanding and is held by or on behalf of the Depository, transfers of beneficial interests in such Global Note, or transfers by holders of Individual Notes of such Class to transferees that take delivery in the form of beneficial interests in such Global Note, may be made only in accordance with this Subsection 3.05(e) and in accordance with the rules of the Depository:

                (i) In the case of a beneficial interest in the Global Note of a Class being transferred to an Institutional Accredited Investor, such transferee shall be required to take delivery in the form of an Individual Note or Notes of such Class and the Note Registrar shall register such transfer only upon compliance with the provisions of Subsection 3.05(d)(ii).

                (ii) In the case of a beneficial interest in a Global Note of a Class being transferred to a transferee that takes delivery in the form of an Individual Note or Notes of such Class, except as set forth in clause (i) above, the Note Registrar shall register such transfer only upon compliance with the provisions of Subsection 3.05(d)(i).

                (iii) In the case of an Individual Note of a Class being transferred to a transferee that takes delivery in the form of a beneficial interest in the Global Note of such Class, the Note Registrar shall register such transfer if the transferee has provided the Note Registrar with a Rule 144A Certificate.

                (iv) No restrictions shall apply with respect to the transfer or registration of transfer of a beneficial interest in the Global Note of a Class to a transferee that takes delivery in the form of a beneficial interest in the Global Note of such Class.

         (f) Subject to Subsection 3.05(i), an exchange of a beneficial interest in the Global Note of a Class for an Individual Note or Notes of such Class, an exchange of an Individual Note or Notes of a Class for a beneficial interest in the Global Note of such Class and an exchange of an Individual Note or Notes of a Class for another Individual Note or Notes of such Class (in each case, whether or not such exchange is made in anticipation of subsequent transfer, and, in the case of the Global Note of such Class, so long as such Note remains outstanding and is held by or on behalf of the Depository) may be made only in accordance with this Subsection 3.05(f) and in accordance with the rules of the
Depository:

                (i) A holder of a beneficial interest in a Global Note of a Class may at any time exchange such beneficial interest for an Individual Note or Notes of such Class.

                (ii) A holder of an Individual Note of a Class may exchange such Note for a beneficial interest in the Global Note of such Class if such holder furnishes to the Registrar a Rule 144A Certificate.

                (iii) A holder of an Individual Note of a Class may exchange such Note for an equal aggregate Note Principal Balance of Individual Notes of such Class in different authorized denominations without any certification.

         (g) (i) Upon acceptance for exchange or transfer of an Individual Note of a Class for a beneficial interest in the Global Note of such Class as provided herein, the Note Registrar shall cancel such Individual Note and shall (or shall request the Depository to) endorse on the schedule affixed to the applicable Global Note (or on a continuation of such schedule affixed to the Global Note and made a part thereof) an appropriate notation or otherwise mark its records to evidence the date of such exchange or transfer and an increase in the note balance of the Global Note equal to the note balance of such Individual Note exchanged or transferred therefor.

                (ii) Upon acceptance for exchange or transfer of a beneficial interest in the Global Note of a Class for an Individual Note of such Class as provided herein, the Note Registrar shall (or shall request the Depository to) endorse on the schedule affixed to such Global Note (or on a continuation of such schedule affixed to such Global Note and made a part thereof) an appropriate notation or otherwise mark its records to evidence the date of such exchange or transfer and a decrease in the note balance of such Global Note equal to the note balance of such Individual Note issued in exchange therefor or upon transfer thereof.

         (h) The Securities Legend shall be placed on any Individual Note issued in exchange for or upon transfer of another Individual Note or of a beneficial interest in a Global Note.

         (i) Subject to the restrictions on transfer and exchange set forth in this Section 3.05, the holder of any Individual Note may transfer or exchange the same in whole or in part (in an initial Note Principal Balance equal to the minimum authorized denomination or any integral multiple of $1.00 in excess thereof) by surrendering such Note at the Corporate Trust Office, or at the office of any transfer agent, together with an executed instrument of assignment and transfer satisfactory in form and substance to the Note Registrar in the case of transfer and a written request for exchange in the case of exchange duly executed by the Holder thereof or his attorney duly authorized in writing with such signature medallion guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by another participant in the Securities Transfer Agents Medallion Program. The holder of a beneficial interest in a Global Note may, subject to the rules and procedures of the Depository, cause the Depository (or its nominee) to notify the Note Registrar in writing of a request for transfer or exchange of such beneficial interest for an Individual Note or Notes. Following a proper request for transfer or exchange, the Note Registrar shall, within five Business Days of such request made at such Corporate Trust Office, seek to cause the Issuer to execute, the Trustee to authenticate and the Note Registrar to deliver at such Corporate Trust Office, to the transferee (in the case of transfer) or holder (in the case of exchange) or send by first class mail at the risk of the transferee (in the case of transfer) or holder (in the case of exchange) to such address as the transferee or holder, as applicable, may request, an Individual Note or Notes, as the case may require, for a like aggregate Note Principal Balance and in such authorized denomination or denominations as may be requested. The presentation for transfer or exchange of any Individual Note shall not be valid unless made at the Corporate Trust Office by the registered holder in person, or by a duly authorized attorney-in-fact.

         (j) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         (k) No service charge shall be made to a Holder for any registration of transfer or exchange of any Class of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes, other than exchanges pursuant to Section 3.04 not involving any transfer.

Section 3.06          Mutilated, Destroyed, Lost or Stolen Notes.

         If (a) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any

Note, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save each of the Issuer and the Trustee harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same Class and of the same tenor and original principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have been selected or called for redemption, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered prior to being paid in full.

         Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         Every  new  Note  issued  pursuant  to  this  Section  in  lieu  of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same Class duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         If, after the delivery of a new Note or payment of a destroyed, lost or stolen Note pursuant to the first paragraph of this Section, a bona fide purchaser presents for payment the related original Note, the Issuer and the Trustee shall be entitled to recover the related new Note (or such payment) from the Person to whom it was delivered or any Person who may have taken such new Note from such Person, unless such a transferee is a bona fide purchaser of such new Note, and the Trustee shall be entitled to recover upon the security or indemnity provided pursuant to the first paragraph of this Section to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection with the situation described in this paragraph.

Section 3.07          Payment of Principal and Interest; Rights Preserved.

         (a) Principal and interest on the Notes shall be paid out of collections of principal and interest on the Pooled Certificates and receipts, if any, with respect to the Other Assets to the extent and in the manner provided in Section 12.01 until the entire unpaid Note Principal Balance of each Class of the Notes is reduced to zero.

         (b) Except for the final payment due on each Class of Notes at their Maturity, which final payment shall be made only upon presentation and surrender of each such Note at the office or agency of the Issuer maintained for the purpose of making final Note payments as provided in Section 9.01, payments of interest and principal of each Note will be made by the Paying Agent on each Payment Date out of Available Funds to the Person who was the Holder of such Class of Notes as of the related Record Date either (1) by check mailed to the address of such Person, as such name and address appear in the Note Register, or
(2) by wire transfer of immediately available funds to the account of such Person, in accordance with any wiring instructions provided to the Trustee by such Person in writing at least five Business Days prior to the applicable Record Date. The Trustee may charge a reasonable fee to any Holder of Notes with aggregate denominations evidencing original Note Principal Balances of less than $5,000,000 for any payment made to such holder by wire transfer.

         In the case of any Note upon which the final payment is due on the Maturity of such Note, the Issuer or, at the Issuer's request, the Trustee, in the name and at the expense of the Issuer, shall notify the Person entitled thereto at his address as it appears on the Note Register that such Note is to be paid in full. Such notice shall be mailed as soon as practicable, and in any event no later than the Payment Date on which the final payment is to be made on such Note, and shall specify the place where such Note may be presented and surrendered for final payment.

         (c) Notes shall be payable solely from the proceeds of the Trust Estate and from any other assets of the Issuer.

         (d) Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note of the same Class shall carry the rights to unpaid interest and principal that was carried by such other Note.

Section 3.08          Persons Deemed Owners2.

         Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or of the Trustee may treat the Person in whose name any such Note is registered in the Note Register as the owner of such Note for the purpose of receiving payments of interest and principal on such Note and for all other purposes whatsoever (whether or not such Note is overdue), and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

Section 3.09          Cancellation.

         All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder that the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed in accordance with the Trustee's customary practices unless the Issuer shall direct by an Issuer Order that they be returned to it.

Section 3.10          Additional Notes.

         The Owner Trustee and the Trustee are hereby authorized to enter into a Supplemental Indenture to provide that the Issuer may pledge additional mortgage-backed securities to the Trustee and issue additional Classes of Notes and to provide for any additional provisions necessitated by such pledge and issuance provided that prior to any such action the Trustee and the Owner Trustee are provided with (i) an opinion of counsel to the effect that the Issuer will not be treated as a taxable mortgage pool for federal income tax purposes and (ii) a written acknowledgment from Moody's that such action will not adversely affect its then rating of each Class of Notes.


                                  ARTICLE FOUR


                ARTICLE FOUR AUTHENTICATION AND DELIVERY OF NOTES


Section 4.01          Security for Notes.

         The Notes of each Class shall be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered to the Issuer by the Trustee upon Issuer Order and upon delivery by the Issuer to the Trustee, and receipt by the Trustee, of the following:

                  (a) Registration of Collateral. The Issuer shall, at its expense, have delivered all Pooled Certificates (other than the Lost Certificates, the DTC Certificates and the other Pooled Certificates, if any, noted in the Trustee Receipt delivered pursuant to Section 4.02) to the Trustee, duly endorsed by the registered holder to the Trustee or in blank, and the Trustee shall promptly deliver all Pooled Certificates (other than the Lost Certificates, the DTC Certificates and such other Pooled Certificates) to the related Underlying Trustees together with all required transfer documents to enable the Pooled Certificates to be registered in the name of the Trustee or its nominee or agent. The Trustee shall also have received confirmation that the DTC Certificates have been "transferred" to the Trustee in accordance with Article Eight of the Uniform Commercial Code as in effect in the State of New York. In connection with the registration of the Pooled Certificates in the name of the Trustee or its nominee or agent, the Issuer assumes all responsibility for compliance with the requirements of the Underlying Agreements and applicable securities laws, and for determining whether such transfer is permitted thereunder, and the Trustee shall have no responsibility therefor and shall be held harmless from any liability arising therefrom. The Issuer shall cause to be delivered a lost security affidavit and indemnity agreement to the Trustee with respect to the Lost Certificates and any other Pooled Certificates noted in the aforesaid Trustee Receipt and shall promptly obtain replacement certificates for the Lost Certificates and the certificates for the other Pooled Certificates noted in the aforesaid Trustee Receipt and deliver them to the Trustee. Following its receipt of such certificates, the Trustee shall provide to the Issuer a receipt with respect thereto comparable to the receipt referred to in Section 4.02.

                  (b) Certificate of the Issuer. An Officer's Certificate from the Issuer, dated as of the date of the Issuer Order, to the effect that, in the case of each Pooled Certificate and immediately prior to the delivery thereof on the Delivery Date:

                           (1) the Issuer is the beneficial owner of such Pooled Certificate;

                           (2) the Issuer has acquired its ownership or security interest in such Pooled Certificate in good faith without notice of any adverse claim;

                           (3) the Issuer has not assigned any interest or participation in such Pooled Certificate (or, if any such interest or participation has been assigned, it has been released);

                           (4)      the  Issuer  has   full  right  to  Grant  a
                  security interest in and assign and pledge the Trust Estate to the Trustee;

                           (5) the information set forth with respect to each Pooled Certificate in Schedule 1 hereto is complete and correct; and

                           (6) (A) the  Issuer  is the  beneficial  owner of the
                  Other Assets; (B) the Issuer has acquired its ownership of the rights represented by the Other Assets in good faith without notice of any adverse claim; (C) the Issuer has not assigned any interest or participation in the Other Assets; (D) the Issuer has full right assign its interests in the Other Assets to the Trustee, or if consents of third parties are required, such consents have been obtained; and (E) the information set forth with respect to each of the Other Assets listed in
                  Schedule 2 hereto is complete and correct

         (c) Deposits to Payment Account. The amount of all distributions received or expected to be received on the Pooled Certificates by the registered holders thereof during March 1997, which amount is $1,613,876, shall have been deposited into the Payment Account and shall be disbursed on the first Payment Date in accordance with joint instructions from the Depositor and Bear Stearns which are intended to reflect the amounts of principal and interest on the Notes and Percentage Cash Flow Payments and Imputed Principal Payments in respect of the Equity Interest which would be due hereunder based on March 1997 payments on the Pooled Certificates. Such deposit shall be invested in Eligible Investments at the direction of the Depositor. If such deposit plus any proceeds of the Eligible Investments exceeds the amounts due to the Holders of the Notes and the Issuer in respect of the Equity Interest as provided in the instructions, the instructions shall provide that the excess be paid to the Depositor. If such deposit plus any proceeds of the Eligible Investments are insufficient to pay the amounts due to the Holders of the Notes and the Issuer in respect of the Equity Interest, the Depositor shall provide to the Trustee for deposit into the Payment Account the amount of any such insufficiency by 12:00 p.m. on the day prior to the first Payment Date.

Section 4.02          Trustee Receipt.

         On or before the Delivery Date, the Trustee shall execute and deliver an instrument to the Issuer confirming its receipt of each Pooled Certificate (other than the Lost Certificates and any other exceptions noted thereon), duly endorsed in blank or to the order of the Trustee, or, in the case of any DTC Certificate, confirming its receipt of confirmation of the transfer to it of such Pooled Certificate in accordance with Section 4.01(a).

Section 4.03          Exercise  of  Rights  as  Registered   Holder  of   Pooled
                      Certificates.

         If at any time the  Trustee,  as the  registered  holder of the  Pooled
Certificates, is asked to exercise a right to vote inherent in any Pooled Certificate or to take any action or give any consent, approval or waiver with respect to such Pooled Certificate or the related Underlying Agreement, the Trustee shall promptly notify all of the Noteholders of such request in writing, requesting direction from such Noteholders as to the course of action the Trustee should take. The Trustee shall furnish copies to the Holders of any request or other notice requiring action by, and received by the Trustee as, registered holder of any Pooled Certificate, and subject to the provisions of
Section 7.03(e) shall act in accordance with the written directions of Holders of the Notes of all Classes entitled to 51% or more of the Voting Rights of all the Noteholders. In the absence of such directions, the Trustee may, but shall have no obligation to, take such action as it may determine in its absolute discretion. Voting rights will be allocated among the Notes of all Classes pro rata based upon their respective Note Principal Balances. Except as so provided, the Trustee shall have no responsibility to monitor or regulate on behalf of the Holders the exercise by any Person of its rights under any Underlying Agreement, including any right to amend or terminate such Underlying Agreement, nor any responsibility to monitor or regulate the liquidation of mortgage loans or other collateral pursuant to any such Underlying Agreement.

Section 4.04          Benefit Plan Investor Representations.

         (a) The Issuer represents and warrants that it is not a "benefit plan investor" described in or subject to the Department of Labor regulations set forth in 29 C.F.R. section 2510.3-101.

         (b) The Trustee, based upon the Opinion of Counsel it has received from Stroock & Stroock & Lavan LLP to such effect, represents and warrants that it is not a "benefit plan investor" described in or subject to the Department of Labor regulations set forth in 29 C.F.R. section 2510.3-101.


                                  ARTICLE FIVE


                           SATISFACTION AND DISCHARGE


Section 5.01          Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) the rights of Noteholders to receive payments of interest on and principal of the Notes, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of Noteholders as beneficiaries hereof with respect to any property deposited with the Trustee hereunder and payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

                  (1)      either:

                           (a) all Notes of all Classes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.06, and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 9.02) have been delivered to the Trustee for cancellation; or

                           (b) all Notes of all Classes not theretofore delivered to the Trustee for cancellation:

                                    (i)     have become due and payable; or

                                    (ii)    will become due and payable at their
                           Stated  Maturity  within one year; or

                                    (iii)   are  to  be  called  for  redemption
                           within one year under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Issuer;

and the Issuer, in the case of clause (i), (ii) or (iii) of paragraph (b) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, cash or Eligible Investments in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation; provided, however, that clause (i) of paragraph (b) above shall be inapplicable if an election to act in accordance with the provisions of Section 6.05 shall have been made and not rescinded;

                  (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (3) the Issuer has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Trustee to the Noteholders under Section 5.02 and the provisions of Section 7.07 for the benefit of the Trustee shall survive.

Section 5.02          Supplication of Trust Money.

         All monies deposited with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Person entitled thereto of the principal and interest for the payment of which such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent otherwise expressly required herein or required by law.

Section 5.03          Release of Collateral.

         Upon  satisfaction  and  discharge  of this  Indenture  as described in
Section 5.01, the Trustee shall release all Collateral, including all funds on deposit in the Payment Account to the Issuer or its designee, and shall deliver any Pooled Certificates to the Issuer or its designee duly endorsed to such Person, and shall take all appropriate actions to transfer ownership rights in the Other Assets, if any, to the Issuer, and shall execute and deliver to such Person any other documents or instruments reasonably requested by such Person to effect the transfer of the Pooled Certificates and the Other Assets to such Person all at the expense of the Issuer and shall be indemnified by the Issuer in so doing.


                                   ARTICLE SIX


                                    REMEDIES


Section 6.01          Events of Default.

         (a) An Event of Default with respect to a Note of any Class means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) a failure to pay interest and principal in the required amounts from Available Funds;

                  (2) a failure to pay in full the Outstanding principal amount of any Note by its Stated Maturity; or

                  (3) default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture (other than a Default in the performance of or breach of any covenant or warranty addressed in
         Section 6.01(a)(1) and (2) hereof), and continuance of such Default or breach for a period of 60 days after there shall have been given, by registered or certified mail, to the Issuer by the Trustee, a written notice specifying such Default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture; or

                  (4) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (5) the institution by the Issuer of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Issuer in furtherance of any such action.

         (b) Each Noteholder shall be deemed to have agreed, by its acceptance of its Note, not to file, or join in filing, any petition in bankruptcy or commence any similar proceeding in respect of the Issuer and to treat its Notes as debt instruments for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income.

Section 6.02          Acceleration of Maturity; Rescission and Annulment.

         (a) If an Event of Default occurs and is continuing, the Holders of not less than 25% of the Note Principal Balances of all of the Outstanding Notes may declare the Outstanding principal balances of all the Notes to be immediately due and payable, by a notice in writing to the Issuer and to the Trustee, and upon any such declaration such principal shall become immediately due and payable.

         (b) At any time after a declaration of acceleration of Maturity has been made pursuant to paragraph (a) of this Section 6.02 and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority of the Note Principal Balances of all of the Outstanding Notes, by written notice to the Issuer and the Trustee, may rescind and annul such declaration of acceleration of the Notes and its consequences if:

                  (1) (A) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                                    (i)     all overdue installments of interest
                           and  principal on each Class of  the Notes, and

                                    (ii)  all  sums  paid  or  advanced  by  the
                           Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                           (B) all Events of Default, other than the non-payment of interest and principal of Notes that have become due solely by such acceleration, have been cured or waived as provided in Section 6.15; or

                  (2) an election is made to act in accordance with the provisions of Section 6.05 with respect to the Event of Default that gave rise to such declaration.

         No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 6.03          Collection of Indebtedness  and  Suits  for Enforcement by
                      Trustee.

         The Issuer covenants that if Default is made in the payment of any interest or principal of any Note, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Noteholders, the whole amount then due and payable on the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor on the Notes and collect the monies adjudged or decreed to be payable in the manner provided by law.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

Section 6.04          Remedies.

         If an Event of Default shall have occurred and be continuing, the Trustee may, to the extent not inconsistent with the provisions of Section 6.05, if applicable, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Notes and from the Issuer monies adjudged due;

                  (b) sell all or a portion of the Trust Estate securing the Notes or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

                  (c)      institute   Proceedings  from  time to  time for  the
         complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Notes; and

                  (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder;

provided, however, that unless a declaration of acceleration has been made in accordance with Section 6.02, the Trustee may not sell or otherwise liquidate the Trust Estate.

Section 6.05          Optional Preservation of Trust Estate.

         If (i) an Event of Default shall have  occurred and be  continuing  and
(ii) no Notes have been declared due and payable or such declaration and its consequences are annulled and rescinded, the Trustee may, and upon request from the Noteholders of a majority in aggregate Note Principal Balance of the Outstanding Notes, shall, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Eleven and Article Twelve. If the Trustee is unable to give or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Noteholders of a majority in aggregate Note Principal Balance of the Outstanding Notes.

Section 6.06          Trustee May File Proofs of Claim.

         In case there shall be pending Proceedings relative to the Issuer or any other obligor on the Notes under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or its property, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor on the Notes, or the creditors or property of the Issuer or such other obligor, the Trustee, regardless whether any interest or the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Trustee shall have made any demand pursuant to the provisions of Section 6.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of interest and principal owing and unpaid in respect of each Class of Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or such other obligor;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of each Class of Notes in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings, or of any Person performing similar functions in comparable Proceedings; and

                  (c) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments, to make payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         Amounts payable to the Trustee under this Section are intended to constitute administrative expenses. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder of any Class any plan of reorganization, arrangement, adjustment or composition affecting the Notes of such Class or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such Proceedings.

Section 6.07          Trustee May Enforce Claims Without Possession of Notes.

         All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.

Section 6.08          Application of Money Collected.

         If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee pursuant to this Article or otherwise and any moneys that may then be held or thereafter received by the Trustee as security shall (unless such money is being applied in a accordance with Section 6.05) be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Notes, upon presentation and surrender thereof:

                           first: To the payment of all amounts due the Trustee,
                  the Owner Trustee and the Loss Mitigation Advisor, in that order;

                           second: To the payment of amounts then due and unpaid
                  on the Outstanding Notes for interest on the aggregate Note Principal Balance of each Class of Notes to the date of payment thereof, at the applicable interest rates, all such amounts to be paid ratably among the Notes, without preference or priority of any kind;

                           third:  To the payment of the Note Principal  Balance
                  of each Class of Notes in alphabetical order commencing with the Class A Notes until the Note Principal Balance of the respective Class has been reduced to zero; and

                           fourth:  To the payment of the remainder,  if any, to
                  the Issuer in respect of the Equity Interest or, with the consent of the Issuer, any other Person legally entitled thereto.

Section 6.09          Limitation on Suits.

         No Holder of any Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 25% of the aggregate Note Principal Balance of the Outstanding Notes shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Holders of a majority of the Note Principal Balance of the Outstanding Notes;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders except to the extent explicitly provided herein or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Noteholders.

         In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each representing less than a majority of the then aggregate Outstanding Note Principal Balance of all such Outstanding Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 6.10          Unconditional Rights of Noteholders to Receive Payments.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of interest on and principal of such Note as such interest or principal becomes due and payable in accordance with the terms of such Note and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 6.11          Restoration of Rights and Remedies.

         If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 6.12          Rights and Remedies Cumulative.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.13          Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

Section 6.14          Control by Noteholders.

         The Holders of a majority of the Note Principal Balance of all of the Outstanding Notes shall have the right, subject to Section 7.03(e) hereof, to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

Section 6.15          Waiver of Past Defaults.

         The Holders of a majority of the Note Principal Balance of all of the Outstanding Notes may waive any past Default and its consequences, except a Default in the payment of interest on or principal of Notes unless an election to act in accordance with the provisions of Section 6.05 shall have been made and not been rescinded.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.16          Undertaking for Costs.

         All parties to this Indenture agree, and each Noteholder, by its acceptance of a Note, shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in Note Principal Balance of the Outstanding Notes or to any suit instituted by any Noteholder for the enforcement of the payment of interest on or principal of any Notes on or after the Stated Maturity expressed in such Note (or, in the case of redemption, on or after the applicable Redemption Date).

Section 6.17          Waiver of Stay or Extension Laws; Non-Petition.

         Each Holder of a Note shall be deemed to have agreed, by its acceptance thereof, to refrain from filing, or from joining in filing, any petition in bankruptcy or commencing any similar proceeding in respect of the Issuer for a period of one year and one day following the payment in full of such Note.

         The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.18          Sale of Trust Estate.

         (a) The power to effect any sale of any portion of the Trust Estate pursuant to Section 6.04 shall not be exhausted by any one or more sales (each a "Sale") as to any portion of such Trust Estate remaining unsold but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) The Trustee may bid for and acquire any portion of the Trust Estate in connection with a public sale thereof, and may pay all or part of the purchase price by crediting against amounts owing on the Notes or other amounts secured by this Indenture all or part of the net proceeds of such Sale after deducting the costs, charges and expenses incurred by the Trustee in connection with such Sale, notwithstanding the provisions of Section 7.07 hereof. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

         (c) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.


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

Section 6.19          Action on Notes.

         The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

Section 6.20          Recourse.

         In the event of a Default on the Notes, the Noteholders shall have no recourse to (i) the Trustee, (ii) the Owner Trustee, (iii) Bear Stearns, (iv) the Loss Mitigation Advisor, (v) AIC, (vi) the SPE or (vii) any owner of the trust certificates representing a beneficial ownership interest in the Issuer, or any of their respective shareholders, directors, officers, employees, agents or representatives.


                                  ARTICLE SEVEN


                            ARTICLE SEVEN THE TRUSTEE


Section 7.01          Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided herein. The Trustee shall not be deemed to have notice or knowledge of a Default or an Event of Default unless a Trustee Officer has actual knowledge thereof or unless written notice of any event which is a Default or an Event of Default is received by the Trustee at its Corporate Trust Office and such notice references the Notes or the Indenture. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

         (a) Prior to any Default, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture. In connection therewith, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed herein, in the absence of bad faith on the part of the Trustee, upon certificates or opinions conforming to the requirements of this Indenture; provided, however, that the Trustee shall examine such certificates and opinions to determine whether or not such papers conform to the requirement of this Indenture.

         (b) Upon any Default, the Trustee shall exercise the rights and powers vested in it by this Indenture with the degree of care and skill as a prudent person would exercise or use under the same circumstances in the conduct of his own affairs.

         (c) The Trustee shall not be relieved from liability hereunder for negligent action, for negligent failure to act, or willful misconduct; provided, however, that

                  (1) the Trustee's standard of care shall be established by Sections 7.01 (a) and 7.01 (b) herein;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by one or more Trustee Officers, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and in accordance with direction of Noteholders of not less than a majority of the Note Principal Balance of all of the Outstanding Notes relating to the time, method and place for conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee under this Indenture.

Section 7.02          Notice of Default.

         Upon the occurrence of a Default hereunder known to the Trustee with respect to the Notes, the Trustee shall give notice of such Default to the Noteholders within ninety days after the occurrence thereof; provided, however, that, except in the case of a default in the payment of interest on or principal of the Notes, the Trustee shall be protected in withholding such notice if and so long as Trustee officers in good faith determine that the withholding of such notice is in the interest of the Noteholders.

Section 7.03          Certain Rights of Trustee.

         Except as otherwise provided in Section 7.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Order;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) as a condition to the taking, suffering or omitting of any action by it hereunder, the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney upon reasonable advance written notice, with such examination to be conducted during the Issuer's normal business hours and in a manner that does not unreasonably interfere with the Issuer's conduct of its affairs and the Trustee's costs of any such examination shall be borne by the Trustee or, if requested by one or more Noteholders, then by the Noteholder(s) requesting that such examination be made;

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (h) prior to the occurrence of an Event of Default hereunder and after the curing or waiver of such Event of Default (or the rescission of the exercise of any remedies consequent thereon), the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

        (i) the Trustee shall have no liability or responsibility for any actions or omissions to act of the Issuer or any other Person.

Section 7.04          Not Responsible for Recitals or Issuance of Notes.

         The recitals contained herein and in the Notes, except the certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture, of the Trust Estate or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof.

Section 7.05          May Hold Notes.

         The Trustee, any Paying Agent, any Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 7.07 and 7.12, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

Section 7.06          Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds held by the Trustee in trust hereunder except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon by the Issuer and except to the extent of income or other gain on investments that are deposits in or certificates of deposit of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on Eligible Investments.

Section 7.07          Compensation and Reimbursement.

         The Issuer agrees:

                  (1) On each Payment Date, the Trustee shall be entitled to a monthly fee equal to the product of 1/12th times 0.175% of the sum of the aggregate Outstanding Note Principal Balances plus the Imputed
         Principal Balance of the Equity Interest, as compensation for its services during the related period (the "Trustee's Fee").

                  (2) To indemnify the Trustee and its agents for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The Trustee hereby agrees not to cause the filing of a petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other Proceeding under any federal or state bankruptcy or similar law against the Issuer until at least 91 days after the payment in full of all Notes issued under this Indenture. The provisions of this Section
7.07 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

Section 7.08          Resignation and Removal; Appointment of Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 7.09.

         (b) The Trustee may resign at any time by giving written notice of its resignation to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (c) The Trustee may be removed at any time by Act of the Holders of a majority of Note Principal Balance of all of the Outstanding Notes delivered to the Trustee and to the Issuer. The Trustee may be removed for cause by the Issuer provided that the Issuer receives confirmation that the appointment of the successor Trustee will not result in the lowering of the rating of any Class of Notes by the Rating Agency.

         (d) If at any time the Trustee shall become incapable of acting with respect to the Notes or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Issuer may remove the Trustee, or, subject to Section 6.16, any Noteholder who has been a bona fide Holder of a Note of any Class for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority of Note Principal Balance of all Notes then Outstanding delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer or the Noteholders and shall have accepted appointment in the manner hereinbefore provided, any Noteholder who has been a bona fide Holder of a Note of any Class for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office. A copy of any such notice shall be sent to the Rating Agency.

Section 7.09          Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

Section 7.10 Merger, Conversion, Consolidation or Succession to Business of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 7.11          Corporate Trustee Required, (Trustee) Eligibility

         There shall at all times be a Trustee hereunder that shall (a) (i) be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding system, having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the affect hereinafter specified in this Article.

Section 7.12          Preferential Collection of Claims Against Issuer.

         If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Issuer within three months prior to a Default, then, unless and until such Default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee, individually, and the Holders of the Notes, all proceeds of the Pooled Certificates.

Section 7.13          Co-Trustees and Separate Trustees.

         At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any item of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of a majority of the Note Principal Balances of all of the Outstanding Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment. The reasonable fees and expenses of any such co-trustee or separate trustee shall be paid by the Trust Estate.

         Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

Section 7.14          Paying Agents.

         Whenever the Issuer shall have one or more Paying Agents, the Trustee will, on or before each Payment Date or Redemption Date, deposit with each such Paying Agent cash, Certificates of Deposit or a letter of credit in an amount sufficient to pay the principal so becoming due (to the extent funds are then available for such purposes), such sum to be held in trust for the benefit of the Persons entitled to such principal, and the Trustee will promptly notify the Issuer of its action or failure so to act.


                                  ARTICLE EIGHT


                                NOTEHOLDERS' LIST


Section 8.01          Issuer  to   Furnish  Trustee   Names   and  Addresses  of
                      Noteholders.

         The Issuer will furnish or cause to be furnished to the Trustee monthly, not more than eight days after each Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of each Noteholder of each Class of Notes as they appear on the Note Register as of such Record Date, and at such other times as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Trustee is the Note Registrar, no such list shall be required to be furnished to the Trustee, and the Trustee shall furnish such list to the Issuer upon the Issuer's written request, within 30 days after receipt by the Trustee of any such request.

Section 8.02         Preservation of Information; Communications to Noteholders.

         The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders of each Class of Notes contained in the most recent list furnished to the Trustee as provided in
Section 8.01 or maintained by the Trustee as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 8.01 upon receipt of a new list so furnished.

Section 8.03          Reports by Tax Administrator.

         Financial Asset Management LLC will act as tax administrator (together with any permitted successors or assignees, the "Tax Administrator") for the Notes. The Tax Administrator shall deliver a written report to each record holder of any Class of Notes and, if applicable, to the Internal Revenue Service, at least annually and otherwise as required by statute, regulation, or administrative ruling, reporting (i) original issue discount accrued on each Class of Notes during the relevant period and (ii) information necessary to permit each Holder to compute the accrual of any market discount on such Class of Notes, and (iii) any other information necessary to enable the Noteholders to report all other information regarding each Class of Notes that such Noteholders are required to report to the Internal Revenue Service by statute, regulation, or administrative ruling. In addition, the Tax Administrator shall report to any Noteholder in writing any other tax accounting information reasonably requested by such Noteholder to enable it to prepare its federal tax returns. The Trustee shall cooperate with the Tax Administrator by supplying it with a list of Noteholders, federal tax identification numbers and their addresses (based on the Note Register) as requested by the Tax Administrator, and by sending copies of all Note Remittance Reports and Aggregate Collateral Reports to the Tax Administrator, in each case to the address most recently furnished by the Tax Administrator to the Trustee. Financial Asset Management LLC serving as Tax Administrator will be permitted to delegate its duties as Tax Administrator to a third party with the prior written consent of the Issuer and the Trustee, which consent shall not be unreasonably withheld. The Tax Administrator will report original issue discount on the Notes under Section 1272(a)(6) of the Code by using a prepayment assumption of 200% PSA, which prepayment assumption assumes no Realized Losses. The Tax Administrator shall send a copy to the Issuer of any reports it delivers to a Noteholder pursuant to this Section 8.03(b). The Issuer agrees to report original issue discount on each Class of Notes on the same basis as determined by the Tax Administrator. In the event the Tax Administrator resigns or is removed for any reason, AIC shall procure a successor and shall be responsible for any compensation paid thereto.

                                  ARTICLE NINE

                               COVENANTS OF ISSUER

Section 9.01          Maintenance of Office or Agency.

         The Issuer will maintain an office or agency within the United States of America where any Class of Notes may be presented or surrendered for payment, where any Class of Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of any Class of the Notes and this Indenture may be served. The Issuer hereby initially designates the Corporate Trust Office of the Trustee as such office or agency. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

Section 9.02          Money for Note Payments to Be Held in Trust.

         Subject to the provisions of Section 6.05, if applicable, if the Issuer shall at any time act as its own Paying Agent, it will, on or before each Payment Date or Redemption Date, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         The Issuer will cause each Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of interest and/or principal due on each Class of the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (2) give the Trustee notice of any Default in the making of any required payment of principal; and

                  (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of interest or principal due on any Note of any Class and remaining unclaimed for two years after such interest or principal has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such release of payment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York and in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such release of payment (including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder).

Section 9.03          Existence.

         (a) The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware.

         (b) Subject to Sections 9.03 (c) and (d), the Owner Trustee will keep in full effect its existence, rights and franchises as a corporation under the laws of the United States of America or any state thereof.

         (c) Any corporation into which the Owner Trustee hereunder may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which such Owner Trustee hereunder shall be a party, shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Owner Trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

         (d) Any successor to the Owner Trustee appointed pursuant to the Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

         (e) Upon any consolidation or merger of or other succession to the Owner Trustee in accordance with this Section 9.03, the Person formed by or surviving such consolidation or merger (if other than the Owner Trustee) or the Person succeeding to the Owner Trustee under the Trust Agreement may exercise every right and power of the Owner Trustee, on behalf of the Issuer under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

Section 9.04          Protection of Trust Estate.

         The Issuer will, at its expense, from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                           (i) grant more  effectively all or any portion of the
                  Trust Estate;

                           (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                           (iii) perfect, publish notice of, or protect the validity of Grant made by this Indenture; or

                           (iv) preserve and defend title to the Trust Estate and the rights therein of the Trustee and the Holders of Notes of any Class against the claims of all persons and parties.

         The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 9.04, and this power of attorney shall be irrevocable and coupled with an interest; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants and provided further that the duty of the Trustee to execute any instrument required pursuant to this
Section 9.04 shall arise only if the Trustee has knowledge of any failure of the Issuer to comply with the provisions of this Section 9.04.

         The Issuer shall pay or cause to be paid any taxes levied on the account of the beneficial ownership by the Issuer or an Affiliate of the Issuer of any Pooled Certificate.

Section 9.05          Negative Covenants.

         (a)      The Issuer will not:

                  (1) sell, transfer, exchange or otherwise dispose of any part of the Trust Estate except as expressly permitted by this Indenture;

                  (2) claim any credit on, or make any deduction from, the interest or principal payable in respect of any Class of Notes by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate;

                  (3) amend its Trust Agreement without first receiving written assurance from the Rating Agency that its then rating assigned to any Class of Notes will not be withdrawn or downgraded as a result of such amendment;

                  (4) have any employees or own or lease any real property other than property described in Section 9.08 hereof.

Section 9.06 Issuer May Consolidate, Etc., Only on Certain Terms; Sale of Collateral Subject to Notes.

         (a) The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                  (1) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, the due and punctual payment of all interest and principal due on all Classes of Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (3) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent in this Article provided for relating to such transaction have been complied with;

                  (4) the Rating Agency has confirmed in writing that such merger, consolidation or transfer will not result in the withdrawal or downgrading of the rating it has then assigned to any Class of Notes; and

                  (5) the interest that the transferee acquires in any properties or assets that are pledged to secure the Notes shall expressly be made subject and subordinate to the rights of the Noteholders and the Trustee.

         (b) The Issuer may sell the Collateral to another person only on terms that clearly reflect that the Collateral has been pledged to the Trustee to secure the Notes; provided that the Rating Agency confirms in writing that such sale will not result in any downgrading or withdrawal of its then rating of any Class of Notes.

Section 9.07          Successor Substituted2.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 9.06, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this instrument or any successor that shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all of the Notes and from its obligations under this Indenture.

Section 9.08          No Other Business.

         The Issuer shall not engage in any business other than acquiring, pledging, holding, and disposing of mortgages and mortgage related securities, or interests therein, issuing interests therein, issuing debt obligations secured thereby, and engaging in all acts necessary or incidental to any of the foregoing. The Issuer shall notify the Rating Agency when it intends to issue securities other than the Notes pursuant to this Section 9.08, and the Issuer's right to issue any additional securities shall be subject to Section 9.09.

Section 9.09          Limitation on Borrowing.

         The Issuer shall not incur any indebtedness other than obligations described in Sections 3.10 or 9.08 hereof or elsewhere herein and expenses incidental thereto. In particular, the Issuer shall not guarantee or become obligated for the debts of any Person or hold out its credit as being available to satisfy the obligations of any Person, shall not pledge its assets for the benefit of any Person or make any loans or advances to any Person, and shall not acquire direct obligations or securities of its Affiliates. The Issuer shall notify the Rating Agency when it intends to incur an indebtedness pursuant to this Section 9.09. The Issuer shall not issue any new indebtedness secured by the Collateral, and shall not incur any indebtedness other than the Notes without (i) receiving written confirmation from the Rating Agency that such issuance will not result in any withdrawal or downgrading of its rating then assigned to any Class of Notes and (ii) receiving an Opinion of Counsel that such issuance will not cause the Issuer to be taxable as a corporation or a taxable mortgage pool.

Section 9.10          AIC/SPE Transfer Agreement.

         Upon discovery by the Issuer of any breach by AIC of any of its representations, warranties and covenants under the AIC/SPE Transfer Agreement, the Issuer shall use its best efforts to cause AIC to correct such breach, or shall pursue such remedies as are provided for such breach, including, in certain circumstances, requiring AIC to repurchase from the Issuer the Pooled Certificate affected by such breach for its Purchase Price. If any Pooled Certificate is repurchased by AIC pursuant to the AIC/SPE Transfer Agreement, the Issuer shall cause the Purchase Price therefor to be paid to the Trustee for deposit into the Payment Account, and, upon receipt of any such Purchase Price, the Trustee shall treat such funds as a final payment on the repurchased Pooled Certificate and shall release such Pooled Certificate from the lien of this Indenture and shall execute any and all instruments reasonably requested by AIC to confirm such release to AIC.


                                   ARTICLE TEN


                         ARTICLE TEN REDEMPTION OF NOTES


Section 10.01 Redemption at the Option of the Issuer; Election to Redeem.

         The Notes of all Classes shall be redeemable at the option of the Issuer, in whole but not in part, on any Payment Date on or after the Payment Date on which, after taking into account payments of principal to be made on such Payment Date, the aggregate Outstanding Note Principal Balance of all Notes is less than 25 % of the aggregate original Note Principal Balance of all of the Notes issued. In addition, the Issuer may redeem all Classes of Notes, in whole but not in part, at any time upon a determination by the Issuer, based upon an Opinion of Counsel, that a substantial risk exists that any Class of Notes will not be treated as evidences of indebtedness for federal income tax purposes. Any Payment Date on which such Notes are to be redeemed is referred to herein as a "Redemption Date."

         Payments of interest and principal due on the Redemption Date shall continue to be payable to the Holders of each Class of Notes as of the applicable Redemption Record Date according to their terms and the provisions of
Section 3.07. The election of the Issuer to redeem all Classes of Notes pursuant to this Section 10.01 shall be evidenced by an Issuer Order directing the Trustee to make the payment of the Redemption Price of all of the Notes from funds in the Payment Account and/or other funds and/or monies deposited with the Trustee by the Issuer pursuant to Section 10.04.

         The Issuer shall set the Redemption Date and the Redemption Record Date and shall give notice thereof to the Trustee pursuant to Section 10.02 and shall prepare the notice of redemption specified in Section 10.03.

Section 10.02         Notice to Trustee.

         In the case of any redemption pursuant to Section 10.01, the Issuer shall, at least 15 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the expected principal amount of each Class of Notes to be redeemed on such Redemption Date.

Section 10.03         Notice of Redemption by the Issuer.

         Notice of redemption pursuant to Section 10.01 shall be given by first-class mail, postage prepaid, mailed not less than ten days prior to the applicable Redemption Date to each Noteholder at his address in the Note Register.

         All notices of redemption shall state:

                           (1) the Redemption Date;

                           (2) the Redemption  Price to be paid to each Class of
                  Notes on the Redemption Date, and the fact that, on the Redemption Date, payment of the Redemption Price shall redeem each Class of the Notes in full;

                           (3) that  payment of the  Redemption  Price  shall be
                  the final payment on each Class of  Notes; and

                           (4) the  place  where  each  Class of Notes are to be
                  surrendered for payment of the Redemption Price, which shall be the office or agency of the Issuer to be maintained as provided in Section 9.01.

         Notice of redemption of each Class of Notes shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Noteholder shall not impair or affect the validity of the redemption of any Notes of any Class.

Section 10.04         Deposit of Redemption Price.

         In the case of all redemptions, on or before the Business Day next preceding the giving of notice of redemption as provided in Section 10.03, the Issuer shall deposit with the Trustee cash, Certificates of Deposit or a letter of credit in an amount sufficient to provide for payment of the Redemption Price of all of the Notes of each Class on such Redemption Date (except to the extent such payment is to be made from the Payment Account).

Section 10.05         Notes Payable on Redemption Date.

         Notice of redemption having been given as provided in Section 10.03, each Class of Notes shall, on the Redemption Date, become due and payable at the Redemption Price. On or after the Redemption Date, any Class of Notes shall be paid by the Issuer at the Redemption Price; provided, however, that payments due on a Payment Date on or prior to the Redemption Date shall be payable to the Noteholders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.07.

Section 10.06         Retention of Notes by Issuer.

         In the event that the Issuer effects a redemption of all Classes of the Notes in accordance with the provisions of this Article Ten, it may elect to cause any Class of Notes to remain Outstanding and not to terminate all Classes of the Notes or release the lien of the Indenture with respect to the Trust Estate securing such Class of Notes.

         Notwithstanding the foregoing, no redemption of any Notes shall be permitted without retiring them unless the Issuer shall have delivered to the Trustee an Opinion of Counsel that such redemption without retirement will not adversely affect the status of all Classes of Notes, for federal income tax purposes, as debt instruments. If any Class of Notes is redeemed and not retired, the Trustee shall not release its lien on the Trust Estate.


                                 ARTICLE ELEVEN


                       ACCOUNTS, ACCOUNTINGS AND RELEASES


Section 11.01         Collection of Money.

         Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Pooled Certificates securing the Notes in accordance with the terms and conditions of the Pooled Certificates. The Trustee shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any Default occurs in the making of any payment or performance under any Pooled Certificate securing the Notes, the Trustee may, and upon the request of the Holders of a majority of Note Principal Balance of the Outstanding Notes (as evidenced by the Note
Register), subject to Section 7.03(e), shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. In the event that the Trustee has not received timely payment on the Pooled Certificates securing the Notes, the Trustee shall immediately notify the appropriate Person of its failure to receive such payment. The Trustee shall request that such appropriate Person wire such payments in immediately available funds to the Trustee, or take such other action as the Trustee shall designate in accordance with (a) the procedures of such appropriate Person then in effect and (b) any agreements made by the Trustee or such Person with the Issuer regarding such Pooled Certificate. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six.

Section 11.02         Payment Account.

         The Trustee shall, prior to the Delivery Date for the Notes, establish the Payment Account, into which the Trustee shall deposit all Collateral Proceeds as received by the Trustee; provided, however, that all amounts as provided by Section 4.01(c) shall be deposited in such Payment Account on the Delivery Date. All monies deposited from time to time in the Payment Account pursuant to this Indenture shall be held by the Trustee as part of the Trust Estate as herein provided.

         (a) All payments to be made from time to time by the Trustee to the Noteholders out of funds in the Payment Account pursuant to this Indenture shall be made by the Trustee as the Paying Agent of the Issuer.

         (b) Monies in the Payment Account shall be invested and reinvested, but only in one or more Eligible Investments, by the Trustee at its discretion. All income or other gain from such investments shall be credited to such Payment Account, and, except with respect to any losses incurred from investment of funds deposited on the Delivery Date pursuant to Section 4.01(c), any loss resulting from such investments shall be charged to the Trustee. Except as otherwise provided in Section 4.01(c), income and gain from such investments shall be payable monthly to the Trustee as additional compensation for its services as trustee. Except with respect to investments of funds deposited on the Closing date pursuant to Section 4.01(c), if any loss is incurred on any Eligible Investments in which Payment Account funds are invested, the Trustee shall deposit the amount of such loss into the Payment Account, out of its own funds, promptly after the loss was incurred, and in any event prior to the next Payment Date.

Section 11.03         Reports by Trustee.

         The Trustee shall timely supply to the Issuer any information in the Trustee's possession that the Issuer may from time to time reasonably request in writing with respect to the Collateral and the Payment Account.

Section 11.04         Note Remittance Reports and Related Matters.

         (a) Not later than each Payment Date, the Trustee shall prepare a report (a "Note Remittance Report") that shall state the following information:

                  (1) (A) the aggregate amount of Available Funds available for payment on all Classes of Notes and to the Equity Interest on such Payment Date, (B) the amount of interest to be paid to each Class of Notes, and the Note Interest Rate being paid on the Notes (based on the then Note Principal Balance of such Class of Notes), and (C) the amount of principal being paid to each Class of Notes, on such Payment Date in the aggregate and per $1,000 initial aggregate Note Principal Balance of Notes of each Class;

                  (2) the amount of any Realized Losses being charged against either the Equity Interest, if applicable (and the remaining Imputed Principal Balance thereof, if any), and/or the then current Note Principal Balance for each affected Class or Classes of Notes;

                  (3) for each Class of Notes, a factor, expressed as a decimal carried to seven digits, equal to the percentage of the initial Note Principal Balance for each Class that remains outstanding on such Payment Date, after giving effect to the payments and Realized Loss charge-offs to be made on such Payment Date;

                  (4) the Note Principal Balance of each Class of Notes after giving effect to the payments and Realized Loss charge-offs to be made on such Payment Date; and

                  (5) the amount of Percentage Cash Flow Payments and Imputed Principal Payments otherwise due to the Equity Interest (if any) that are paid to the holders of the Notes to provide for the payment of interest on the Notes at a rate of 4% per annum and the amount of the Percentage Cash Flow Payment and the Imputed Principal Payment being made to the Issuer in respect of the Equity Interest.

         (b) On each Payment Date, the Trustee will transmit by mail to the Issuer, Bear Stearns and each Noteholder a copy of the related Note Remittance Report.

         (c) As soon as reasonably practicable following each Payment Date, and in any event no later than seven Business Days after each Payment Date, the Trustee shall mail to the Issuer, Bear Stearns, AIC and to each Noteholder an "Aggregate Collateral Report" containing the following information, based upon, and to the extent reported in, the Certificate Remittance Reports received by the Trustee through the Certificate Remittance Reports related to the Available Funds for such Payment Date:

                  (1)  For  each  Outstanding   Pooled   Certificate:   (A)  the
         Certificate Principal Balance of such Pooled Certificate before and after the related Certificate Distribution Date; (B) the Pass-Through Rate and the Net Certificate Rate borne by such Pooled Certificate with respect to the related Certificate Distribution Date; (C) the amount of interest distributed on such Pooled Certificate on the related Certificate Distribution Date, as well as any amount by which the amount of interest scheduled to be distributed on such Pooled Certificate on such Certificate Distribution Date exceeded the amount of interest actually distributed thereon; (D) all Realized Losses incurred on the Mortgage Loans underlying the Pooled Certificate on the related Certificate Distribution Date, since the date of issuance of such Pooled Certificate and since March 24, 1997 (except since March 17, 1997 in the case of the PHH Pooled Certificates); (E) all Realized Losses allocated to the Pooled Certificate on the related Certificate Distribution Date, since the date of issuance of such Pooled Certificate, and since March 24, 1997 (except since March 17, 1997 in the case of the PHH Pooled Certificates); (F) the amount and aggregate principal balance of Mortgage Loans underlying such Pooled Certificate that were (i) more than 30 but fewer than 60 days delinquent, (ii) 60 or more but fewer than 90 days delinquent, (iii) 90 or more days delinquent, (iv) in foreclosure and (v) real estate owed by the related Underlying Trust, in each case, as of the end of the reporting period to which the Certificate Remittance Report delivered with respect to such Pooled Certificate as of the related Certificate Distribution Date relates; (G) the amount of principal distributed on such Pooled Certificate on the related Certificate Distribution Date; (H) the total amount distributed on such Pooled Certificate on the related Certificate Distribution Date; (I) the amount of any Pooled Certificate Credit Support remaining on such Payment Date; and (J) the amount of any cumulative interest shortfalls on any Pooled Certificates on such Payment Date.

                  (2) For all Mortgage Loans underlying all of the Pooled Certificates, an aggregate statement of delinquency statistics, reporting all of the information specified in clause (1)(F) above in the aggregate; and

                  (3) The number and aggregate Certificate Principal Balance of all of the Pooled Certificates as of the respective related Certificate Distribution Dates.

         (d) The Trustee will transmit by mail to the Issuer upon its written request a copy of the Certificate Remittance Report relating to each of the Underlying Series containing Outstanding Pooled Certificates, in each case within three Business Days after the mailing of the related Aggregate Collateral Report. The Trustee shall also provide copies of Certificate Remittance Reports that it has received to Bear Stearns or to a Noteholder upon Bear Stearns' or such Noteholder's written request and payment to the Trustee of its costs of duplicating and mailing the same.

         (e) Not less than five Business Days after receiving an Issuer Order requesting information regarding an optional redemption of Notes as of a proposed Redemption Date set forth in such Issuer Order, the Trustee shall provide the following information to the Issuer:

                  (i) the aggregate Note Principal Balances for each Class of Notes as of such proposed Redemption Date; and

                  (ii) the amount in the Payment Account available for application to the redemption of all Classes of Notes.

         (f) The Trustee shall send copies of each Note Remittance Report and Aggregate Collateral Report to the Rating Agency, to the address provided by the Rating Agency to the Trustee for such purpose.

Section 11.05         Trust Estate.

         (a) The Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey, without recourse, the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Eleven shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) The Trustee shall, at such time as there are no Notes of any Class Outstanding, and as otherwise provided for in Section 5.01, release the Trust Estate from the lien of this Indenture in accordance with Article Five.

                                 ARTICLE TWELVE


                              APPLICATION OF MONIES


Section 12.01         Disbursements of Monies from Payment Account.

         (a) Unless the Notes have been  declared  due and  payable  pursuant to
Section 6.02 and moneys collected by the Trustee are being applied in accordance with Section 6.08, Available Funds on deposit in the Payment Account on any Payment Date shall be withdrawn by the Trustee from the Payment Account, in the amounts required, for application as follows:

                           (i) first, from amounts representing interest received on the Pooled Certificates, in the following priority, (A) to the Trustee, the Trustee's Fee, (B) to the Loss Mitigation Advisor, the Loss Mitigation Advisor's Fee and
                  (C) to the Owner Trustee, the Owner Trustee's Fee;

                                second,  from  amounts   representing   interest
                  received on the Pooled Certificates, subject to clause (ii) below, to the holders of each Class of Notes interest at the
                  Note Interest Rate and to the Issuer in respect of the Equity Interest a Percentage Cash Flow Payment at the Percentage Cash Flow Rate, pro rata based on the Outstanding Note Principal Balance of each Class of Notes and the then Imputed Principal Balance of the Equity Interest, to the extent that Available Funds are sufficient therefor;

                                third,   to  the  Trustee  and  Owner   Trustee,
                  reimbursements of expenses and indemnifications permitted hereunder to the extent not covered by their fees; and

                                fourth,  subject  to  clause  (ii) and to clause
                  (iii) from amounts representing principal received on the Pooled Certificates and any amounts received on the Other Assets, to the holders of each Class of Notes and the Issuer as holder of the Equity Interest pro rata based on the

                  Original Percentages until the Class Principal Balance of each Class of Notes and the Imputed Principal Balance of the Equity Interest have been reduced to zero.

                           (ii) Notwithstanding the foregoing,  if, with respect
                  to any Payment Date the Notes would receive interest at a rate lower than 4% per annum, first the Percentage Cash Flow Payment and then the Imputed Principal Payment will be subordinated to the extent necessary to provide each Class of Notes with interest at the rate of 4% per annum on such Payment Date.

                           (iii)  Notwithstanding  the  foregoing,  (A) Realized
                  Losses that are allocated to the Pooled Certificates and (B) any excess of the Certificate Principal Balance over the Purchase Price of a Pooled Certificate repurchased as a result of a breach of representation of warranty will be allocated first to the Equity Interest to reduce the Imputed Principal Balance thereof until its outstanding Imputed Principal Balance equals zero and will be allocated thereafter to reduce the Class Principal Balances of the Classes of Notes in reverse alphabetical order commencing with the Class D Notes until the respective Class Principal Balances thereof have been reduced to zero.

                           (iv) On the Redemption Date, the Trustee shall withdraw from the Payment Account an amount equal to the aggregate Redemption Price of the Notes and, on behalf of the Issuer, apply that amount to the payment of such Redemption Price as provided in Article Ten.

                           (v) All  amounts  payable  to  Holders  of a Class of
                  Notes or Realized Losses allocated to a Class of Notes shall be payable or allocated as the case may be among the Holders of such Class pro rata based upon their respective Percentage Interests.

         (b) On each Payment Date on which funds are to be paid to the Issuer in respect of the Equity Interest, such funds, upon payment, shall be released from the lien of this Indenture. In addition, on the Payment Date on which the principal of and interest on the Notes and all other payments required hereunder have been paid in full, any cash balance then remaining in the Payment Account shall be withdrawn from the Payment Account by the Trustee and shall be released from the lien of this Indenture and paid by the Trustee to the Issuer for distribution to the holders of the Trust Certificates in accordance with the provisions of Section 5.01 of the Trust Agreement.

Section 12.02         Limited Release of Collateral.

         To the extent and only to the extent required to make any required Percentage Cash Flow Payments and Imputed Principal Payments in respect of the Equity Interest, pursuant to the provisions of Section 12.01 above, the Trustee shall release its lien on the monies in the Payment Account and make payment to the Issuer in the amounts to which it is entitled.

Section 12.03         Trust Account.

         All monies held by or deposited with the Trustee in any fund or account pursuant to the provisions of this Indenture, including the Payment Account, and not invested in Eligible Investments as herein provided, shall be deposited in one or more trust accounts for the benefit of the Noteholders. To the extent monies deposited in a trust account exceed the Federal Deposit Insurance Corporation insured amounts, such account shall be invested in Eligible Investments pursuant to the written directions of the Issuer.

                                ARTICLE THIRTEEN


                       AMENDMENTS; SUPPLEMENTAL INDENTURES


Section 13.01         Supplemental Indentures Without Consent of Noteholders.

         Without the consent of the Holders of the Notes of any Class, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

                  (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of the Notes; or

                  (3) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes; or

                  (4) to add to the covenants of the Issuer or the Trustee, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

                  (5) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                  (6) to cure any ambiguity, to amend, correct or supplement any provision herein or in any supplemental indenture that may be defective, ineffective or inconsistent with any other provision herein or in any supplemental indenture, or to amend or add any other provisions with respect to matters or questions relating to this Indenture or in any supplemental indenture, including, but not limited to, any provisions necessary to achieve the intended federal income tax treatment of the Noteholders of each Class and the Issuer; provided, that such action shall not adversely affect the interests of the Holders of any Outstanding Notes of any Class; or

                  (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 7.09 or
         7.13 hereof; or

                  (8) to provide for the issuance of an additional Class or Classes of Notes provided that the conditions therefor as set forth in
         Section 3.10 hereof are satisfied.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

         The Trustee may in its discretion determine whether or not the rights of the Holders of any Class of Notes would be adversely affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. In making such determination, a supplemental indenture shall be conclusively deemed by the Trustee not to adversely affect the Noteholders or the Noteholders of a given Class if (i) the Trustee receives a letter or other writing from the Rating Agency to the effect that execution of the supplemental indenture will not result in any withdrawal or downgrading of the then-current rating assigned by it to any Class of Notes or the Notes of a given Class and (ii) the supplemental indenture effects no change in payments, Redemption Prices, Payment Dates, Record Dates, or terms of optional redemption. The Trustee shall not be liable for any such determination made in good faith.

Section 13.02         Supplemental lndentures With Consent of Noteholders.

         With the prior written consent of the Holders of not less than a majority of the Voting Rights of all Classes of Notes or if the amendment affects less than all Classes of Notes, of the Class or Classes affected thereby, the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture relating to the Notes or one or more Classes thereof, or of modifying in any manner the rights of the Holders of the Notes or one or more Classes thereof, under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note, as evidenced by the Note Register, affected thereby:

                  (1) change the Stated Maturity of the principal of, or the timing of any installment of principal on, any Note, reduce the principal amount thereof or the Redemption Price or time for redemption with respect thereto, change the provisions of this Indenture relating to the application of proceeds of the Trust Estate to the payment of interest on or principal of the Notes, change any place where, or the coin or currency in which, any Note is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date); or

                  (2) reduce the Percentage Interest of the Class Principal Balance of the Outstanding Notes of each Class, the consent of the Holders of which is required for the execution of any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture; or

                  (3) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

                  (4) except as expressly provided herein, permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

                  (5) change   the   definition  of  Event  of  Default  or  the
         percentage required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Section 6.04; or

                  (6) change any of the conditions precedent for the redemption of Notes under this Indenture or any supplemental indenture; or

                  (7) modify any of the provisions of this Section or Section 6.15, except to increase the Percentage Interest required to consent to amendments or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holders of all of the Outstanding Classes or all of the Holders of Notes of the affected Class, in each case as evidenced by the Note Register.

         The Trustee may in its discretion determine whether or not any Notes of a given Class would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Notes of such Class, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any consent of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 13.03         Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 13.04         Effect of Supplemental Indenture.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes with respect to any affected Series; and every Holder of Notes of each Class theretofore or thereafter authenticated and delivered hereunder and affected by such supplemental indenture shall be bound thereby.

         Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Article Thirteen, the Issuer shall mail to the Holders of the Notes as their names appear on the Note Register to which such supplemental indenture relates, a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 13.05         Reference in Notes to Supplemental Indentures.

         Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Issuer as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.


                                ARTICLE FOURTEEN


                                  MISCELLANEOUS


Section 14.01         Compliance Certificates and Opinions.

         Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, upon the reasonable request of the Trustee, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such a certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Section 14.02         Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Issuer, stating that the information with respect to such factual matters is in the possession of the Issuer, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 14.03         Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders of any Class or Classes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the acts of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 14.04         Notices, Etc., to Trustee and Issuer.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

                  (2) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at Wilmington Trust Company, as Owner Trustee, 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890, attention: Corporate Trust Administration, with a copy to Asset Investors Corporation, 3600 South Yosemite Street, Denver, Colorado 80237, attention: President, or at any other address previously furnished in writing to the Trustee by the Issuer.

Section 14.05         Notices to Noteholders; Waiver.

         Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event at his address as it appears on the Note Register not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice that is satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 14.06         Effect of Headings and Table of Contents.

         The Article and Section headings and the Table of Contents herein are for convenience only and shall not affect the construction hereof.

Section 14.07         Successors and Assigns.

         All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 14.08         Separability.

         In case any provision in this Indenture or in any Class of Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 14.09         Benefits of Indenture.

         Nothing in this Indenture or in any Class of Notes, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 14.10         Legal Holidays2.

         In the event that the date of any Payment Date shall not be a Business Day, then notwithstanding any other provision of the Notes or this Indenture, payment need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, and no additional interest shall be payable with respect thereto.

Section 14.11         Governing Law.

         THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

Section 14.12         Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 14.13         Corporate Obligation2.

         No recourse may be taken, directly or indirectly, against any incorporator, depositor, subscriber to the capital stock, stockholder, officer, director or employee of the Issuer or the Trustee or of any predecessor or successor of the Issuer or the Trustee with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith except as otherwise expressly provided in any such certificate or other writing.

Section 14.14         Loss Mitigation Advisor.

         (a) AIC agrees to serve as Loss Mitigation Advisor to the Trustee. AIC shall have the right to cause its manager, Financial Asset Management LLC, to perform on its behalf but it will not thereby be released from its obligations hereunder. To the extent certain consents to the continuation of the Special Servicing Agreements despite the transfer of the related Pooled Certificates are received, the Loss Mitigation Advisor will perform the activities provided for in the Special Servicing Agreements on behalf of the Trustee with respect to the Mortgage Loans underlying the applicable Pooled Certificates. To the extent there is no applicable Special Servicing Agreement or a consent is not received, the Loss Mitigation Advisor on a monthly basis will nonetheless monitor delinquency and foreclosure information otherwise available to the Trustee, both from monthly reports supplied to it as the holder of the related Pooled Certificates or as reported on publicly available sources. In addition, it will attempt to contact applicable Servicers in order to determine the status of, and to make suggestions with respect to procedures relating to, foreclosures. For such services, the Loss Mitigation Advisor shall be entitled to receive the Loss Mitigation Advisor's Fee each month, in accordance with Section 12.01(a).

         (b) AIC may be removed as Loss Mitigation Advisor at any time upon the determination by the Trustee that AIC has not performed in accordance with accepted industry standards as the Loss Mitigation Advisor; provided that prior to such removal becoming effective, the Trustee seeks and obtains the affirmative vote of holders of each Class of Notes, voting separately, holding 60% of the Voting Rights of each such Class and the prior written confirmation of the Rating Agency that such action will not adversely affect its then rating of any Class of Notes.

         (c) In connection with performing its duties as Loss Mitigation Advisor, AIC may not resign as the Loss Mitigation Advisor or assign its interest in all or any part of the Loss Mitigation Advisor's Fee without obtaining the affirmative vote of Holders of each Class of Notes, voting separately, holding 60% of the Voting Rights of each such Class and the prior written confirmation of the Rating Agency that such action will not adversely affect its then rating of any Class of Notes.

Section 14.15  Special Servicing Agreements.

         The Trustee acknowledges for the benefit of each servicer or master servicer under a Special Servicing Agreement to which AIC is a party and which relates to any of the Pooled Certificates that it is not entitled to exercise any contractual rights under those various Special Servicing Agreements either prior to, or, if applicable, after any foreclosure upon the Collateral due to a default under the Notes, without the express prior written consent of such servicer or master servicer. In addition, each Holder and each Note Owner by its acceptance of an Individual Note or of an interest in a Global Note, acknowledges such limitations on the powers of the Trustee and that it as Noteholder or Note Owner also has no entitlement to exercise any such contractual rights.

Section 14.16  Equity Interests.

         AIC agrees not to consent to the transfer by the SPE of the trust certificates in the Issuer, and, except in connection with certain reorganizations or restructurings of AIC in which the equity interest in the SPE would be held by an entity succeeding to the rights under Special Servicing Agreements applicable to not less than 75% of the then aggregate Certificate Principal Balances of the Pooled Certificates to which Special Servicing Agreements relate, AIC agrees not to transfer its equity interest in the SPE to an entity unaffiliated with AIC, in each case without the affirmative vote of Holders of each Class of Notes, voting separately, holding at least 60% of the Voting Rights of such Class and the prior written confirmation of the Rating Agency that such action will not adversely affect its then ratings of any Class of the Notes. Any transfer of the equity interest in the SPE by AIC whether or not a consent of Noteholders is required in accordance with the foregoing will require the same written confirmation of the Rating Agency.

"Section 14.17  Limitation of Liability

         It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the Trustee and by any Person claiming by, through or under the Trustee and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the Notes.

                  IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture, dated as of March 27, 1997, to be duly executed by their respective officers thereunto duly authorized all as of the 27th day of March, 1997.

                        STRUCTURED MORTGAGE TRUST 1997-1



                        By:   WILMINGTON TRUST COMPANY, as Owner Trustee
                                and not in its  individual capacity



                                  By:   /s/ Donald G. MacKelcan
                                       -------------------------------
                                       Name:   Donald G. MacKelcan
                                       Title:  Assistant Vice President


                         STATE STREET BANK AND TRUST COMPANY
                         as Trustee



                         By: /s/ James Byrnes
                             -------------------------------
                              Name: James Byrnes
                              Title:  A.V.P.

AGREED AND ACCEPTED,
with respect to Sections 14.14 and 14.16 and Section 4.01(c) and Section 8.03

ASSET INVESTORS CORPORATION


By: /s/ Leslie B. Fox
    --------------------------------
      Name:  Leslie B. Fox
      Title:  President and Chief Operating Officer

AGREED AND ACCEPTED
with respect to Section 8.03

Financial Asset Management LLC


By: /s/ Leslie B. Fox
    --------------------------------
      Name:  Leslie B. Fox
      Title:  President